UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

GLOBALTECH CORPORATION
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLOBALTECH CORPORATION

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 5, 2024

To our stockholders:

Notice is hereby given of the 2024 annual meeting of stockholders of GlobalTech Corporation (the “Company”) to be held on Thursday, December 5, 2024 at 9:00 a.m. local time at the Company’s corporate offices: 3550 Barron Way, Suite 13a, Reno, Nevada 89511 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1)

To consider and vote upon the appointment of six members to our Board of Directors (“Board”), to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified (the “Board Proposal”);

2)	To consider and vote upon the appointment of Saeed Kamran & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

3)	To adopt the GlobalTech Corporation 2024 Equity Incentive Plan (the “Equity Plan Proposal”);

4)

to approve, ratify and validate an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 (the “1st Ratification Proposal”);

5)	to approve, ratify and validate an amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation” (the “2nd Ratification Proposal”);

6)

To approve an amendment to the Company’s Articles of Incorporation, as amended (and restated) to approve a reverse stock split of the Company’s outstanding common stock. Stockholders are being asked to approve an amendment to our Articles of Incorporation, as amended (and restated), to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-ten inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025 (the “Reverse Split Proposal”).

7)

Adoption and approval of Amended and Restated Articles of Incorporation (the “Restated Articles”), which Restated Articles would also include the below amendments to effect material changes set forth as separate Proposals 8(a) through 8(f) if and to the extent any such proposal(s) are approved by the stockholders (the “Restated Articles Proposal”);

8)

i

a.

the authorization of 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock (the “Preferred Stock Proposal”);

b.

the authorization of the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes (“NRS”)(the “Stock Dividend Proposal”);

c.	the limitation of the liability of the directors and the officers to the fullest extent permitted by the NRS (the “Limitation of Liability Proposal”);

d.

the clarification that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith (the “Indemnification Proposal”);

e.

the opting out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427 (the “Nevada Interested Party Combination Proposal”);

f.	the opting out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act (the “Control Share Act Proposal”);

9)	To approve an adjournment or postponement of the Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the 1st Ratification Proposal; and

10)	To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned or postponed. Common stockholders of record on the close of business on October 8, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponement thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about October 17, 2024 to our stockholders of record as of the close of business on October 17, 2024. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/GLTK. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K/A (Amendment No. 1) to stockholders for the year ended December 31, 2023 (the “2023 Annual Report”). Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (775) 624-4817.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

/s/ James Gibbons

James Gibbons

Chairman

Reno, Nevada

October 17, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, December 5, 2024.

Our proxy statement and annual report on Form 10-K/A for the year ended December 31, 2023, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/GLTK

ii

iii

DIRECTORS COMPENSATION	23
Summary Director Compensation Table	23
Board of Director Fees	24
EQUITY COMPENSATION PLAN INFORMATION	24
Equity Compensation Plan Information	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
Related Party Transactions	25
Review, Approval and Ratification of Related Party Transactions	25
DELINQUENT SECTION 16(A) REPORTS	25
PROPOSAL 1 ELECTION OF DIRECTORS	26
General	26
General Director Qualifications	26
Vote Required To Elect the Director Nominees; Recommendation of the Board of Directors	26
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS	27
General	27
Change in Auditors	27
Audit Fees	27
Pre-Approval Policies	28
Required Vote; Recommendation of the Board of Directors	28
PROPOSAL 3 ADOPTION OF THE GLOBALTECH GROUP, INC. 2024 EQUITY INCENTIVE PLAN	29
General Information	29
General Information About The 2024 Plan	29
Shares Available Under the 2024 Plan; Evergreen Provision	29
Awards planned under the 2024 Plan	36
Required Vote; Recommendation of the Board of Directors	36
PROPOSAL 4 THE APPROVAL, RATIFICATION AND VALIDATION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK, $0.0001 PAR VALUE PER SHARE, THAT WE MAY ISSUE FROM 10,000,000 TO 500,000,000	37
General	37
Background	37
Our Board Has Approved the Ratification Proposal	37
Filing of a Certificate of Validation	38
Retroactive Ratification of the 2020 Share Increase Amendment	38
Time Limitations on Legal Challenges to the 1st Ratification Proposal	38
The Consequences if the 1st Ratification Proposal is Not Approved by Our Stockholders	38
Vote Required; Recommendation of the Board	38

iv

PROPOSAL 5 THE APPROVAL, RATIFICATION AND VALIDATION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM “ELKO BROADBAND INC” TO “GLOBALTECH CORPORATION”	39
General	38
Background	39
Our Board Has Approved the Ratification Proposal	39
Filing of a Certificate of Validation	40
Retroactive Ratification of the 2022 Name Change Amendment	40
Time Limitations on Legal Challenges to the 2nd Ratification Proposal	40
The Consequences if the 2nd Ratification Proposal is Not Approved by Our Stockholders	40
Vote Required; Recommendation of the Board	40
PROPOSAL 6 AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	41
General	41
Purpose	41
Accounting Matters	42
Risks of the Proposed Reverse Stock Split	42
Principal Effects of the Reverse Stock Split	43
Fractional Shares	46
Determination of the Reverse Stock Split Ratio	46
Potential Consequences if the Reverse Split Proposal is Not Approved	47
Effective Date and Time of the Reverse Stock Split	47
No Dissenters’ Rights	47
Certain United States Federal Income Tax Consequences	47
Exchange of Stock Certificates	49
Book-Entry Shares	50
Interests of Directors and Executive Officers	50
Vote Required	50
Board Recommendation	50
PROPOSAL 7 TO ADOPT AND APPROVE THE RESTATED ARTICLES	51
Purpose of the Restated Articles	51
Anti-Takeover Effects of Nevada Law and Our Restated Articles	53
Reservation of Right to Abandon	53
No Dissenters’ Rights	53
Required Vote	53
PROPOSAL 8(A) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE 50,000,000 SHARES OF BLANK CHECK PREFERRED STOCK, AND THE AUTHORIZATION FOR OUR BOARD OF DIRECTORS, WITHOUT FURTHER STOCKHOLDER APPROVAL, TO DESIGNATE THE POWERS, RIGHTS AND PREFERENCES OF SUCH PREFERRED STOCK	54
Blank Check Preferred Stock	54
Reasons for the Amendment	55
Reservation of Right to Abandon	56
Required Vote	56

v

PROPOSAL 8(B) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZATION OF THE COMPANY TO ISSUE SHARES OF ONE CLASS OR SERIES OF STOCK AS A SHARE DIVIDEND IN RESPECT OF ANOTHER CLASS OR SERIES OF STOCK, NOTWITHSTANDING THE PROVISIONS OF SECTION 78.215(4) OF THE NEVADA REVISED STATUTES	57
NRS Section 78.215(4)	57
Reasons for the Amendment	57
Reservation of Right to Abandon	58
Required Vote	58
PROPOSAL 8(C) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY OF THE DIRECTORS AND THE OFFICERS TO THE FULLEST EXTENT PERMITTED BY THE NRS	59
Reasons for the Amendment	59
Reservation of Right to Abandon	60
Required Vote	60
PROPOSAL 8(D) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CLARIFY THAT THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY THE NRS AND OTHER APPLICABLE LAW, AS THE SAME MAY BE AMENDED AND SUPPLEMENTED, MAY INDEMNIFY ANY AND ALL PERSONS WHOM IT SHALL HAVE POWER TO INDEMNIFY UNDER SAID LAW FROM AND AGAINST ANY AND ALL OF THE EXPENSES, LIABILITIES, OR OTHER MATTERS REFERRED TO IN OR COVERED BY SAID LAW AND THE PAYMENT OF EXPENSES IN CONNECTION THEREWITH	61
Reasons for the Amendment	61
Reservation of Right to Abandon	62
Required Vote	62
PROPOSAL 8(E) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO OPT OUT OF THE PROVISIONS IN NRS 78.411 TO 78.444, INCLUSIVE DEALING WITH COMBINATIONS WITH INTERESTED STOCKHOLDERS, TO THE EXTENT, IF EVER, THAT THE COMPANY BECOMES A “RESIDENT DOMESTIC CORPORATION”, AS THAT TERM IS DEFINED IN NRS 78.427	63
Reasons for the Amendment	64
Reservation of Right to Abandon	65
Required Vote	65
PROPOSAL 8(F) TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO OPT OUT OF NRS 78.378 TO NRS 78.3793, THE NEVADA CONTROL SHARE ACT	66
Reasons for the Amendments	66
Reservation of Right to Abandon	67
Required Vote	67
PROPOSAL 9 THE ADJOURNMENT PROPOSAL	68
General	68
Required Vote; Recommendation of the Board of Directors	68
STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING	69
Proxy Statement Proposals	69
Other Proposals and Nominations	69
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	70
ANNUAL REPORT	70
ADDITIONAL FILINGS	70
DOCUMENTS INCORPORATED BY REFERENCE	70
OTHER MATTERS	71
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	71
COMPANY CONTACT INFORMATION	71

vi

Appendixes
Appendix A — GlobalTech Group, Inc. 2024 Equity Incentive Plan

Appendix B — Form of Certificate of Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of Our Common Stock, $0.0001 Par Value Per Share, That We May Issue From 10,000,000 to 500,000,000

Appendix C — Form of Certificate of Validation to Accompany the filing of the Certificate of Amendment Set Forth as Appendix B
Appendix D — Form of Certificate of Amendment to our Articles of Incorporation to Amend our Articles of Incorporation to Change Our Name From “Elko Broadband Inc” to “GlobalTech Corporation”
Appendix E — Form of Certificate of Validation to Accompany the filing of the Certificate of Amendment Set Forth as Appendix D
Appendix F — Form of Certificate of Amendment to our Articles of Incorporation to Affect a Reverse Stock Split of our Outstanding Common Stock
Appendix G — Form of Restated Articles of Incorporation of the Company
Appendix H — Form of Certificate of Amendment to our Articles of Incorporation

vii

GLOBALTECH CORPORATION

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

GlobalTech Corporation (“GlobalTech,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2024 Annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Thursday, December 5, 2024 at 9:00 a.m., local time at the Company’s corporate offices: 3550 Barron Way, Suite 13a, Reno, Nevada 89511, and at any postponement(s) or adjournment(s) thereof or postponement(s) thereof. These materials were first sent or given to stockholders on October 17, 2024. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2023, as filed with the SEC on June 28, 2024 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report) via the Internet at https://www.iproxydirect.com/GLTK or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on October 8, 2024 (the “Record Date”).

At the close of business on the Record Date, there were 139,833,391 shares of our common stock outstanding.

1

Each holder of record as of that date is entitled to one vote for each share held, except that pursuant to Section 78.0296 of the NRS, the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated must be disregarded for all purposes. In other words, for purposes of the ratification and validation of the 1st Ratification Proposal (Proposal 4) that we are seeking at the Annual Meeting, we must disregard all shares of common stock issued above 10,000,000 (i.e., a total of 129,833,391 shares of common stock)(the “Disregarded Shares”) when determining the total number of our outstanding shares entitled to vote on Proposal 4 and the total number of shares that need to be voted in favor of such ratification and validation to make the same effective. All stockholders are encouraged to vote at the Annual Meeting, as further described herein.

As such, a total of 139,833,391 voting shares are eligible to be voted at the Annual Meeting on all proposals other than Proposal 4 and up to a total of 10,000,000 shares of common stock are eligible to be voted on Proposal 4, when excluding the Disregarded Shares. Other than our common stock, we have no other voting securities currently outstanding. In order for Proposal 4 to pass at the Annual Meeting, shareholders holding 134,833,392 or more shares of common stock must vote “For” approval of such Proposal 4.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. Only Proposals 2, 4, 5 and 6 are “routine” proposals. Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposals 2, 4, 5 and 6. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

2

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock, or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you or your authorized representative plan to attend the Annual Meeting, you or your authorized representative must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairperson of the Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed
1.	consider and vote upon the appointment of six members to our Board, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified.	Plurality of Votes Cast	No
2.	To consider and vote upon the appointment of Saeed Kamran & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of the votes cast	Yes
3.	To adopt the GlobalTech Corporation 2024 Equity Incentive Plan.	Majority of the votes cast	No
4.

To approve, ratify and validate an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting, excluding the Disregarded Shares (discussed above)	Yes
5.	To approve, ratify and validate an amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation”.	Majority of the shares of common stock eligible to be voted at the Annual Meeting	Yes
6.

To approve an amendment to the Company’s Articles of Incorporation, as amended (and restated) to approve a reverse stock split of the Company’s outstanding common stock. Stockholders are being asked to approve an amendment to our Articles of Incorporation, as amended (and restated), to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-ten inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	Yes
7.

Adoption and approval of Amended and Restated Articles of Incorporation, which Restated Articles would also include the below amendments to effect material changes set forth as separate Proposals 8(a) through 8(f) if and to the extent any such proposal(s) are approved by the stockholders.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	No

3

8(a)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to authorize 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
8(b)

The adoption and approval of a Certificate of Amendment to our Articles of Incorporation to authorize the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
8(c)	The adoption and approval of a Certificate of Amendment to our Articles of Incorporation to limit the liability of the directors and the officers to the fullest extent permitted by the NRS.	Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
8(d)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to clarify that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
8(e)

The adoption and approval of a Certificate of Amendment to our Articles of Incorporation to opt out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427.

		Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
8(f)	The adoption and approval of a Certificate of Amendment to our Articles of Incorporation to opt out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.	Majority of the shares of common stock eligible to be voted at the Annual Meeting	No
9

To consider and vote upon a proposal to adjourn or postpone the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the 1st Ratification Proposal.

		Majority of the votes cast	No

For Proposal 1, the six director nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them, will be elected as directors to serve for a one year term until the 2025 annual meeting of stockholders, unless the elected director is removed or resigns earlier. This means that the six director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non‑votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposals 2, 3 and 9 require that more votes are cast in favor of such proposal than are cast against the proposal at the Annual Meeting, provided that a quorum exists at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of these matters.

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when the holders of a majority of the voting power of the Common Stock outstanding as of the Record Date, are represented in person or by proxy, subject to the requirement to exclude the Disregarded Shares (defined below). As required by Section NRS 78.0296 of the NRS, when determining if a quorum is present at the Annual Meeting, the Disregarded Shares are not considered to be present and the voting power of the Disregarded Shares is not included in the voting power of the common stock outstanding as of the Record Date for the purposes of determining a quorum for Proposal 4. As a result, votes from the Disregarded Shares will not be counted unless the 1st Ratification Proposal receives at least 129,833,391 votes in favor, and Proposal 4 will not pass unless shareholders holding 134,833,392 or more shares of common stock vote “For” approval of such Proposal 4, which will conclusively demonstrate that the required majority of the votes for the 1st Ratification Proposal was obtained when not including the Disregarded Shares.

4

Approval of Proposal 4 requires that a majority of the shares of common stock eligible to be voted at the Annual Meeting, excluding the Disregarded Shares, vote “for” such proposal at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have the effect of a vote “against” Proposal 4.

Approval of Proposals 5, 6, 7, and 8(a) through 8(f), require that a majority of the shares of common stock eligible to be voted at the Annual Meeting, vote “for” such proposal at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have the effect of a vote “against” these Proposals.

Quorum

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum (except for the purposes of Proposal 4, which as discussed above, requires the presence at the Annual Meeting of the holders of our outstanding shares of voting stock, excluding the Disregarded Shares). You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Effect of the votes represented by the Disregarded Shares on Proposal 4

Record holders

The votes represented by the Disregarded Shares held by record holders as of the Record Date, will not be counted as votes “For” or “Against,” or as abstentions on, Proposal 4. Such shares, if voted, will be removed from the votes “For” or “Against,” or abstentions on, Proposal 4. Because the Disregarded Shares are disregarded when determining the total outstanding voting power with respect to the ratification of the 1st Ratification Proposal (Proposal 4), they will have no effect on the outcome of Proposal 4.

Beneficial Owners (Holding Shares in Street Name)

The votes represented by the Disregarded Shares held in street name as of the Record Date will not be counted as votes “For” or “Against,” or as abstentions on, Proposal 4. The total number of votes “For” cast on Proposal 4 will be reduced by the number of such Disregarded Shares held in street name as of the Record Date. To the extent the Disregarded Shares held in street name as of the Record Date are actually voted “Against” or “Abstain” on Proposal 4, such reduction will have the same effect as increasing the number of votes “Against” Proposal 4.

Other than discussed above, the votes represented by the Disregarded Shares will not have any effect on any of the proposals before the stockholders at the Annual Meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

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A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Saeed Kamran & Co. as our independent registered public accounting firm (Proposal 2), the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 (Proposal 4), the amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation” (Proposal 5), and approval of the Reverse Split Proposal (Proposal 6), without instructions from the beneficial owner of those shares.

On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include Proposals 3, 7, 8(a) through 8(f) and 9.

With respect to the election of directors (Proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

Board of Directors Voting Recommendations

	Proposal	Recommendation of the Board
1.	Consider and vote upon the appointment of six members to our Board, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified.	“For All”
2.	To consider and vote upon the appointment of Saeed Kamran & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	“For”
3.	To adopt the GlobalTech Corporation 2024 Equity Incentive Plan.	“For”
4.

To approve, ratify and validate an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000.

“For”
5.	To approve, ratify and validate an amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation”.	“For”
6.

To approve an amendment to the Company’s Articles of Incorporation, as amended (and restated) to approve a reverse stock split of the Company’s outstanding common stock. Stockholders are being asked to approve an amendment to our Articles of Incorporation, as amended (and restated), to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-ten inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025.

“For”
7.

Adoption and approval of Amended and Restated Articles of Incorporation, which Restated Articles would also include the below amendments to effect material changes set forth as separate Proposals 8(a) through 8(f) if and to the extent any such proposal(s) are approved by the stockholders.

“For”
8(a)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to authorize 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock.

“For”
8(b)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to authorize the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.

“For”
8(c)	The adoption and approval of Certificate of Amendment to our Articles of Incorporation to limit the liability of the directors and the officers to the fullest extent permitted by the NRS.	“For”
8(d)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to clarify that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

“For”
8(e)

The adoption and approval of Certificate of Amendment to our Articles of Incorporation to opt out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427.

“For”
8(f)	The adoption and approval of Certificate of Amendment to our Articles of Incorporation to opt out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.	“For”
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Approval and ratification of the adjournment or postponement of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the 1st Ratification Proposal.

“For”

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Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile, none of whom will receive any additional compensation for their services. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2023 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2023 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2023 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Dean Christensen, 3550 Barron Way, Suite 13a, Reno, Nevada 89511 or a stockholder may make a request by calling our Corporate Secretary, Dean Christensen at (775) 624-4817.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3550 Barron Way Street, Suite 13a, Reno, Nevada 89511.

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DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “GlobalTech”, and “GlobalTech Corporation” refer specifically to GlobalTech Corporation and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•

“FZC” means Ferret Consulting F.Z.C., a limited liability company registered on August 24, 2016, in the Emirates of Ajman, UAE, as a Free Zone Company, in accordance with the Free Zone laws and regulations enforced in the Emirates of Ajman, U.A.E, and a wholly-owned subsidiary of the Company, which serves as a holding Company for WorldCALL Public;

•

“Reorganization” means the transaction which took place on December 31, 2021, whereby we entered into a reorganization and issued shares pursuant to the reorganization on March 2, 2022 whereby: We acquired Worldcall Holding Inc, a privately held Utah corporation (“WHI”); we issued an aggregate of 117,299,473 shares of common stock to Babar Ali Syed, Muhammad Azhar Saeed and Mansoor Ali, the owners of 100% of WHI; and WHI merged into the Company and ceased to exist;

•	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission;
•	“Securities Act” refers to the Securities Act of 1933, as amended;
•

“WorldCALL Private” means Worldcall Services (Private) Limited, incorporated on October 5, 2009, as a private limited company in Pakistan under the Companies Ordinance 1984 (Repealed) now Companies Act 2017, which undertakes facilitates channel placement and ancillary services for WorldCALL Public, and is wholly-owned by the Company;

•

“WorldCALL Public” means WorldCALL Telecom Limited, a publicly-traded company in Pakistan, formed as a Public Limited Company in Pakistan on March 15, 2001, under the repealed Companies Ordinance, 1984 (now the Companies Act, 2017). WorldCALL Private and FZC which own 10.16% and 44.67%, respectively of WorldCALL Public.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

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REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2023, as filed with the SEC on June 28, 2024 (the “2023 Annual Report”).

You may also request a copy of this proxy statement and the 2023 Annual Report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

  Issuer Direct Corporation

One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603

(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 139,833,391 shares of our common stock outstanding, which each vote one vote on all stockholder matters to come before the Meeting.

As such, a total of 139,833,391 voting shares are eligible to be voted at the Annual Meeting on all proposals other than Proposal 4 and up to a total of 10,000,000 shares of common stock are eligible to be voted on Proposal 4, when excluding the Disregarded Shares. Other than our common stock, we have no other voting securities currently outstanding. In order for Proposal 4 to pass at the Annual Meeting, shareholders holding 134,833,392 or more shares of common stock must vote “For” approval of such Proposal 4.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our Named Executive Officers (as such term is defined under “Executive Compensation” – “Summary Executive Compensation Table”); and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3550 Barron Way Street, Suite 13a, Reno, Nevada 89511.

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Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Named Executive Officers and Directors
Common Stock	Dana Green, Chief Executive Officer, President and Director(2)	9,258,752	(3)	6.6%
Common Stock	Muhammad Azhar Saeed, Chief Financial Officer	28,445,122	(6)	20.4%
Common Stock	Charles J. Bartolotta, Director	400,000	(3)	* %
Common Stock	James A. Gibbons, Chairman(4)	400,000	(3)	* %
Common Stock	Mehmet Ulema, Director	400,000	(3)	* %
Common Stock	Mehdi Mohammad Jawad Abdullah Al Abduwani, Director	400,000	(3)	* %
Common Stock	David Julian Fox, Director	400,000	(3)	* %
Common Stock	Abbas Raza, Chief Executive Officer of WorldCALL Public	—		—%
Common Stock	Shahzad Saleem, Chief Financial Officer of WorldCALL Public	—		—%
Common Stock	Anser Iqbal, Chief Financial Officer of Worldcall Private	—		—%
Common Stock	All Named Executive Officers and Directors as a Group (10 Persons)	39,703,874		28.4%
Greater than 5% Stockholders
Common Stock	Babar Ali Syed(4)	88,463,156		63.3%
Common Stock	Rhonda L Ahmad(5)	9,219,860		6.6%

* Less than 1%.

(1)	Based upon 139,833,391 common shares outstanding, as of October 8, 2024.
(2)	Represents 38,892 shares of our Common Stock held directly by Dana Green and 9,219,860 shares held by Entrada Enterprises LLC, a limited liability company controlled by Dana Green.
(3)	Includes options to purchase 400,000 shares of common stock with an exercise price of $0.0001 per share.
(4)	The business address for Babar Ali Syed is Plot No. 112-113, Block S, Quaid-e-Azam Industrial Estate, Kot Lakhpat, Lahore, Pakistan.
(5)	Includes 9,219,860 shares held by the Rhonda Ahmad Irrevocable Trust, an entity controlled by Rhonda Ahmad. Address: 13495 S Hills Dr, Reno, Nevada 89511.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

We do not currently have a chairman or lead independent director and believe that this current board structure is the appropriate structure. Instead our Chief Executive Officer, Dana Green, has primary responsibility for the operational leadership and strategic direction of the Company, while the Board of Directors provide oversight of management, promote communication between management and our Board of Directors, and undertake key governance matters.

The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management.

The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Board of Directors exercises direct oversight of strategic risks to the Company. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks.

While the Board oversees the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our executive officers or directors have been involved in any of the following events during the past ten years, except as discussed under their biographical information, above: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the twelve months ended December 31, 2023, the Board held one formal meeting of the Board. All members of the Board of Directors attended at least 75 percent of the total number of meetings of the Board of Directors held during the twelve months ended December 31, 2023. The Company has not previously held an annual meeting. Members of the Board of Directors are encouraged, but not required, to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person, but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committees

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.

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Our Company does not have any defined policy or procedural requirements for stockholders to submit recommendations or nominations for directors. Our directors believe that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

Director Independence

Our common stock is currently quoted on the Pink Market maintained by OTC Markets. The Pink Market does not require us to have independent members of our Board of Directors. We do not identify any members of our Board of Directors as being independent.

As described above, we do not currently have a separately designated audit, nominating or compensation committee.

Stockholder Communications with the Board of Directors

In connection with all matters, our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 3550 Barron Way, Suite 13a, Reno, Nevada 89511, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Business Conduct and Ethics

                We have not adopted a Code of Business Conduct and Ethics to date, but plan to adopt one in the future.

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Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any).

Insider Trading/Anti-Hedging Policies

We have not adopted an insider trading/anti-hedging policy to date.

Pledging of Shares

The Company does not have any policy prohibiting officers or directors from pledging their shares.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our and our significant subsidiaries’ executive officers and certain of our subsidiaries’ directors:

Name	Age	Position
GLOBALTECH CORPORATION
Dana Green	69	Chief Executive Officer, President, Director
Muhammad Azhar Saeed	45	Chief Financial Officer
WORLDCALL PUBLIC
Abbas Raza	54	Chief Executive Officer
Shahzad Saleem	48	Chief Financial Officer
WORLDCALL PRIVATE
Anser Iqbal Chauhan	45	Chief Financial Officer
Babar Ali Syed	53	Director
Muhammad Azhar Saeed	45	Chief Executive Officer, Director
Mansoor Ali	54	Director
FZC
Babar Ali Syed	53	Director
Muhammad Azhar Saeed	45	Director

Dana Green — Chief Executive Officer, President, Director of the Company  — Information regarding Mr. Green is set forth below under “Board of Directors—Director Nominees”.

Muhammad Azhar Saeed — Chief Financial Officer of the Company, Director of WorldCALL Public, Director of WorldCALL Private and FZC — Since September 2024, Muhammad Azhar Saeed has served as the Chief Financial Officer of the Company. From January 2018 through June 2023, Muhammad Azhar Saeed served as the Chief Financial Officer for WorldCALL Public. Since June 2017, Muhammad Azhar Saeed has been a Director for WorldCALL Public. From May 2007 to June 2017, Muhammad Azhar Saeed served as Assistant Chief Internal Auditor for WorldCALL Public. Since April 2016, Muhammad Azhar Saeed has been a Director for Worldcall Private. Since April 2016, Muhammad Azhar Saeed has been a Director for FZC. Mr. Saeed is a Fellow member of the Institute of Chartered Accountants of Pakistan. From 2002 to 2006, Mr. Saeed worked as a Chartered Accountant at Riaz Ahmed and Company. Since 2007, Mr. Saeed has worked with WorldCALL Public, serving in several different departments, including compliance, secretarial practices, and accounts. Muhammad Azhar Saeed belongs to a select group of Finance, Accounting and Strategy professionals with an accreditation of Fellow Member (FCA) of Institute of Chartered Accountants of Pakistan. As a part of our core team, he is instrumental in structuring our journey.

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 Abbas Raza — Chief Executive Officer of WorldCALL Public — Mr. Abbas Raza has held the position of Chief Executive Officer at WorldCALL Telecom Limited since May 2023. From January 2016 to May 2023, Mr. Raza served as a Country Director in Pakistan with Ricult Inc., an Agri Tech company which attempts to leverage data analytics and digitization. During his time at Ricult Inc., he introduced Agri-tech as a new vertical for their business-to-business (B2B) sector. Abbas Raza is a high-caliber, senior international management executive with extensive telecom and management experience spanning nearly 30 years. He has held various senior roles in Operations, Business Development, Program/Project Management and Customer Management and has a truly international outlook and mindset having been based in Germany, The Netherlands, Pakistan, UK and East Africa.

He spent a significant part of his career in developing technology solutions/business segments, and driving organizational change-management processes targeting Innovation & Thought-Leadership. He has proven leadership & people management skills, having operated in regional sales roles in Europe and UK. He has experience in holistically managing all related aspects, such as creation/implementation of business processes, HR plans & organizational sales and business strategies.

Shahzad Saleem — Chief Financial Officer of WorldCALL Public — Mr. Shahzad Saleem joined WorldCALL Public in June 2003 as Chief Financial Officer. He served as Director of Finance for WorldCALL Public from June 2003 to June 2023 and as Senior Account Manager from October 2003 to June 2014. He is a highly accomplished Chief Financial Officer (CFO) known for his visionary leadership and strategic acumen. With over 20 years of experience, he is a Qualified Chartered Accountant from A.F. Ferguson and Co., a member firm of PricewaterhouseCoopers. His expertise lies in financial analysis, operational efficiency, and risk management. Shahzad is adept at implementing integrated systems for optimal company valuation, cash flow amplification, and cost reduction while upholding unwavering ethical standards. He excels in communication and decision-making, collaborating effectively with management teams and boards.

Anser Iqbal Chauhan — Chief Financial Officer of Worldcall Private — Since August 2019, Anser Iqbal Chauhan has been the Chief Financial Officer of WorldCALL Private. Mr. Chauhan joined WorldCALL Public in April 2010, as Chief Internal Auditor (a role he continues to hold) and as Senior Manager of Internal Auditors (a role he held through December 2017). From March 2008 to March 2010, Mr. Chauhan worked in the Risk department for Pak Electron Limited, a publicly-traded company on the Pakistan Stock Exchange (PSX). From June 2003 to February 2008, Mr. Chauhan worked as a Chartered Accountant with Riaz Ahmed & Co., a Chartered Accountant Firm. In 2010, Mr. Anser earned a degree as a Certified Internal Control Auditor from The Institute of Internal Controls, USA.

Mansoor Ali — Director of WorldCALL Public and Worldcall Private — Since October 2021, Mansoor Ali has been a Director for WorldCALL Private. From May 2020 to May 2023, Mansoor Ali was a Director of WorldCALL Public. Mr. Ali joined WorldCALL Public in 2005 as General Manager and served in such role through May 2020. From July 2004 to March 2005, Mr. Ali worked with N-power as Software Consultant. From October 2002 to June 2004, Mr. Ali worked with IT Works as Chief Operating Officer. From September 2000 to October 2002, Mr. Ali worked with PowerGen UK PLC as Software developer. From March 1999 to September 2000, Mr. Ali worked with Fauji Fertilizer Pakistan as Systems Engineer. From January 1994 to May 1997, Mr. Ali worked with Alcatel Telecom as Systems Engineer.

In 1993, Mr. Ali earned a degree in Telecom Engineering from UET Lahore. In 1998, Mr. Ali earned a master’s degree in Information Systems from University of Greenwich, UK.

Babar Ali Syed — Director of WorldCALL Public, Director of Worldcall Private and FZC — Since April 2016, Mr. Syed has been a Director of Worldcall Private. Since August 2016, Mr. Syed has been a Director for FZC. From June 2017 to May 2020, and again from May 2023 to present, Mr. Syed has served as Director of WorldCALL Public. From August 2008 to May 2023, Mr. Syed served as Chief Executive Officer of WorldCALL Public. From January 2002 to June 2006, Mr. Syed worked with Access Global LLC, UAE where he served as Project Manager for Pakistan and the United Arab Emirates from January 2000 to May 2004, and Managing Director from June 2004 to June 2006. From October 1995 to December 2001, Mr. Syed worked with Alcatel Pakistan Limited where he was the Project Manager of the Network Services Division (NSD) from October 1995 to April 2000, and the Project Coordination Manager NSD in the United Arab Emirates from April 2000 to December 2001.

In 1995, Mr. Syed earned a degree in Electrical Engineering from the University of Engineering and Technology, Taxila, Pakistan.

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BOARD OF DIRECTORS

General

Our current directors are as follows:

Name of Executive Officer/ Director	Age	Position	Date First Appointed as Director
Dana Green	69	Chief Executive Officer, President and Director	December 2017
Charles J. Bartolotta	69	Director	December 2021
James A. Gibbons	79	Chairman	December 2017
Mehmet Ulema	74	Director	March 2022
Mehdi Mohamed Jawad Abdullah Al Abduwani	60	Director	March 2022
David Julian Fox	65	Director	April 2023

Director Nominees

At the annual meeting, six directors are to be re-elected as directors, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has selected, the following nominees for election: Dana Green, Charles J. Bartolotta, James A. Gibbons, Mehmet Ulema, Mehdi Mohamed Jawad Abdullah Al Abduwani, and David Julian Fox, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any vacancy occurring between stockholders’ meetings in any of the six Board of Directors positions, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A Director elected to fill a vacancy shall hold office until the next annual stockholders’ meeting.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominees is provided below:

Dana Green, Chief Executive Officer, President and Director

From December 2017 to present, Dana Green has served as our Chief Executive Officer, President, and Director.

Since 2007, Mr. Green has been the Manager of Entrada Enterprises LLC, a purchaser and manager of oil and gas properties, gas plants, and a regulated gas transmission pipeline. Since 2013, Mr. Green has been the Director of, and from July 2010 to June 2019, Mr. Green was the Vice President of Finance of, Satview Broadband Ltd, a cable TV and Broadband company. From May 2010 to October 2015, Mr. Green was the Director and Vice-President and from November 2015 to June 2019, Mr. Green was the Director and President of Pacific Energy and Mining, Inc., a publicly-traded company on the OTC Markets. From August 2003 to September 2006, Mr. Green was the Director and CEO of CF Green Corporation, a publicly-traded company on the OTC Markets. From March 1992 to November 2013, Mr. Green was the Chairman and President of WENR Corp, a publicly-traded company on the OTC Markets. From November 1988 to February 1992, Mr. Green was the Director and Vice President of Engineering for Western Energy Inc, a publicly-traded company on the OTC Markets.

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In 1978, Mr. Green received a BSc Mineral Engineering degree from the Colorado School of Mines in Golden, Colorado.

Mr. Green’s services to us include management of corporate affairs.

Director Qualifications: As our Chief Executive Officer, President and Director, Mr. Green brings his experience in managing our day-to-day operations.

Charles J Bartolotta, Director

Since April 2011, Mr. Bartolotta has been retired. From October 2000 to April 2011, Mr. Bartolotta served as the Senior Vice President, Enterprise Solutions and Senior Vice President, Operations-Customer Service for Mediacom Communications Corporation. From November 1989 to June 2000, Mr. Bartolotta worked for AT&T Broadband (fka TCI Communications and TKR Cable Company), first as Regional General Manager, then as Regional Vice President, then as Division President. From September 1983 to November 1989, Mr. Bartolotta worked for Cablevision Systems Corporation, starting as a Systems Analyst and finishing as a General Manager. From June 1978 to September 1983, Mr. Bartolotta served in the United States Army as a Lieutenant, Transportation Management from December 1978 - August 1981 and as Captain, Data Programmer and Systems Analyst, at US Army War College in Carlisle, Pennsylvania from August 1981 to September 1983.

In 1981, Mr. Bartolotta earned a Master of Science in Systems Management from University of Southern California in Wiesbaden, West Germany. In 1978, Mr. Bartolotta earned a Bachelor of Science in Engineering from the United States Military Academy in West Point, New York.

Director Qualifications: As our director, Mr. Bartolotta brings his experience managing cable television and telecommunication companies due to his experience at Mediacom Communications, Cablevision Systems Corporation and AT&T Broadband.

James A Gibbons, Chairman

Since December 2017, James A Gibbons has been a Director for the Company and since September 2024, Mr. Gibbons has been the Chairman of the Board.

Since March 2016, Mr. Gibbons has been the sole owner of JA Gibbons LLC, a consulting firm serving business client needs, solving mineral, energy, and legal issues and problems for Walker Mining Co., Pacific Energy and Mining Co., ENEXCO, and Pacific Rural Gas Coop. From February 2013 to March 2016, Mr. Gibbons was a Director for ENEXCO in Vancouver, British Columbia, Canada.

From 2007 to 2011, Mr. Gibbons served as the Governor of Nevada. From 1997 to 2006, Mr. Gibbons served as a U.S. Representative for the 2nd congressional district of Nevada.

In 1979, Mr. Gibbons received a Juris Doctor degree in Natural Resources Law from the Southwestern University School of Law. In 1973, Mr. Gibbons received a Master of Science in Mining Geology from Mackay School of Mines at the University of Nevada. In 1967, Mr. Gibbons received a Bachelor of Science in Geology from the Mackay School of Mines at the University of Nevada. From 1968 to 1974, Mr. Gibbons attended the United States Air Force Squadron Officers School, Command and Staff School and Air War College in Montgomery, Alabama.

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Director Qualifications: As our Director, Mr. Gibbons brings his education and experience as a practicing attorney, former Governor of Nevada, former U.S. Congressman, Director of ENEXCO, and Director of Elko Broadband.

Mehmet Ulema, Director

From January 2002 to present, Mr. Ulema has been a full-time professor of Computer Information Systems in the O’Malley School of Business at Manhattan College in New York.

In 1980, Mr. Ulema received a Ph.D. in Computer Science from the Polytechnic Institute of New York (now Tandon School of Engineering of New York University). In 1977, Mr. Ulema received a Master’s degree in Computer Science from the Polytechnic Institute of New York. In 1972, Mr. Ulema received a master’s degree in Mechanical Engineering from Technical University of Istanbul in Turkey. In 1972, Mr. Ulema received a Bachelor’s degree in Mechanical Engineering from the Technical University of Istanbul in Turkey.

Director Qualifications: As our director, Mr. Ulema brings his experience in computer information systems to the Board.

Mehdi Mohammad Jawad Abdullah Abduwani, Director

Mehdi Mohammed Jawad Abdullah Al Abduwani is a distinguished professional with a comprehensive background in economic planning, banking, corporate and finance management, and communications. His career trajectory demonstrates significant contributions to Oman's development planning and leadership across multiple sectors, making him an influential figure in the country's economic and corporate landscape.

Mehdi Completed his Postgraduate Diploma in Development Planning Techniques Institute of Social Studies, The Hague, Netherlands in 1993. He completed his BA in Economics: Yarmouk University, Jordan in 1989.

Mehdi started his career as Research Assistant in Secretariat General of the Development Council in 1989 focusing on economic research, laying the foundation for his future roles in economic planning. Shortly after starting his career, he quickly rose to a directorial role, with position of Director General of Development Planning, Ministry of National Economy & Supreme Council for Planning during 1998-2013. His pivotal role in the Ministry and later at the Supreme Council for Planning highlighted his significant impact on Oman’s economic development strategies.

Since May 2023, Mr. Abduwani has served as the Chairman of the Board of Directors of WorldCALL Public. Since February 2021, Mr. Abduwani has served as Chief Executive Officer of Oman Printers and Stationers LLC. Since March 2019, Mr. Abduwani has served as a member of the Board of Directors of National Detergent Company. From November 2019 to January 2021, Mr. Abduwani served as an Advisor to the Group Chief Executive Officer of Asvad Group. From February 2021 to December 2021, Mr. Abduwani served as Vice President of Oman Rail LLC. From March 2017 to March 2020, Mr. Abduwani served as a Director of Zain Group. From March 2005 to March 2020, Mr. Abduwani served as a Director of Oman Telecommunication Company. From 2013 to 2019, he served as Chief Executive Officer of National Ferries Company Oman. Mr. Abduwani's tenure as CEO was marked by significant advancements in enhancing Oman's maritime connectivity.

Director Qualifications: Mr. Abduwani's exceptional career is characterized by his strategic planning skills, deep understanding of economic dynamics, and leadership across various domains. His academic grounding in economics and development, combined with practical experience, positions him as a strategic asset in guiding companies towards growth and adapting to the evolving Omani market. His contributions to Oman's economic development and his experience in managing diverse organizations demonstrate his capability to drive sustainable growth and strategic development in any leadership role he undertakes. He is an asset for the Company’s future roadmap and strategic planning.

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David Julian Fox, Director

After leaving full time education in 1977, David joined his family business which specialized in the retail and wholesale of the finest British woolens and Cashmeres to almost every country in the world. David took over the running of the business in 1984 after working in all of the departments to learn the trade. After considerable expansion, the business was sold at the start of 2000.

David then worked for 18 months in an advisory capacity to a Malaysian firm that was listing on the Kuala Lumpur Stock Exchange helping them to gain the maximum advantage of the fact that they had a manufacturing plant in the north of England.

At the end of 2001, David co-founded a wholesale telecoms company specializing in the early days of VoIP and establishing far end relationships in difficult to reach counties around the world. This company grew during the following 15 years to become a well trusted partner to many State-owned telecom companies and advising them on combatting the termination of illegal grey calls. David also worked as an agent of Hughes Global and advised on the sale of the first satellite to Pakistan.

As traditional calls diminished, in 2017 David helped to found World Mobile Limited whose mission is to use innovative technology to bring internet connectivity to countries around the world where large proportions of the population are still unconnected. David served as Government Grant Co-ordinator of World Mobile Limited from April 2022 to July 2024.

Since January 2006, David has served as Managing Director and Co-Founder of Holywell General Trading Limited, a UK based telecoms and tech company which also restores classic cars.

Director Qualifications: David brings his dynamic business experience to GlobalTech and helps the company grow by taking advantage of the latest technology and choosing prospective partners with a view to becoming a world leading telecom and communications powerhouse.

Qualifications of All Directors of the Board

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the twelve months ended December 31, 2023, and 2022. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity for the twelve months ended December 31, 2023, and 2022 (ii) were serving at the twelve month period ending December 31, 2023 as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year Ended Dec 31	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Dana Green, President, Chief Executive Officer and Director (3)	2023	0	0	0		0	0	0	0
	2022	0	0	0	0	0	0	0	0

Abbas Raza, Chief Executive Officer of WorldCALL Public	2023	28,728	0	0	0	0	0	0	28,728
	2022	0	0	0	0	0	0	0	0

Shahzad Saleem, Chief Financial Officer of WorldCALL Public	2023	24,823	0	0	0	0	0	0	24,823
	2022	0	0	0	0	0	0	0	0

Anser Iqbal, Chief Financial Officer of Worldcall Private	2023	2,249	0	0	0	0	0	0	2,249
	2022	5,289	0	0	0	0	0	0	5,289

(1)

In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2023 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards(3)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Dana Green	200,000	800,000	(1)	$0.0001	12/15/2028	—	$—

(1)	Vest at the rate of 200,000 options each year on January 1st.

Employment Agreements

The Company does not have any employment agreements in place with any of its executive officers. The Board of Directors reserves the right to increase each officer’s salary, and/or to grant officers equity awards, including stock, options or other equity securities, from time to time, as additional compensation or bonuses.

DIRECTORS COMPENSATION

Summary Director Compensation Table

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2023. The compensation of our executive directors is included above under “Executive Compensation Table.”

Name	Fees Earned or Paid in Cash ($)*	Option Awards ($) (1) (2)(3)	All Other Compensation ($)	Total ($)
Charles J Bartolotta	$—	$20	$—	$20
James A Gibbons	$—	$20	$—	$20
Mehmet Ulema	$—	$20	$—	$20
Mehdi Mohammed Jawad Abdullah Al Abduwani (2)	$—	$20	$—	$20
David Julian Fox (2)	$—	$20	$—	$20

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation, Stock Awards, Bonus, or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)

In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)

In 2023, we awarded options to purchase 500,000 shares of Common Stock which vest over a period of 5 years (1/5th per year) to Mehdi Mohammed Jawad Abdullah Al Abduwani and David Julian Fox, our directors for services rendered. We valued these options at $.0001 per option for an aggregate of $50.

(3)	The aggregate number of unvested options held by each non-employee director listed above as of December 31, 2023 was as follows:

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Name	Unvested Options (#)
Charles J. Bartolotta	800,000
James A. Gibbons	800,000
Mehmet Ulema	800,000
Al Abduwani Mehdi Mohammad Jawad Abdullah	800,000
David Julian Fox	800,000

Board of Director Fees

No specific board compensation policy has been adopted to date, however, we expect that our non-executive directors will be granted equity compensation and paid cash, from time to time, for their services on the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

We do not have in effect any compensation plans under which our equity securities are authorized for issuance, but we do have outstanding stock options.

The following table provides information as of December 31, 2023, with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	6,500,000	0.0001	—
Total	6,500,000	$0.0001	—

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 21 and 23, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Transactions

In March 2022, the Board of Directors granted options to purchase 1,000,000 shares of common stock of the Company with an exercise price of $0.0001 per share and a term of seven years, to each of Mehdi Mohamed Jawad Abdullah Al Abduwani, our director and David Julian Fox, our director.

On April 13, 2022, as a result of the Reorganization, we issued 88,463,156 shares of our common stock to Babar Ali Syed, the Director of WorldCALL Public, Director of WorldCALL Private and Director of FZC, representing 63.30% of our then outstanding shares, and 28,445,122 shares of our common stock to Muhammed Azhar Saeed, the Director of WorldCALL Public, Director of Worldcall Private, Director of FZC and our current Chief Financial Officer, representing 20.4% of our then outstanding shares.

Review, Approval and Ratification of Related Party Transactions

Given our small size, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders. However, all of the transactions described above were approved and ratified by our Board of Directors. In connection with the approval of the transactions described above, our Board of Directors took into account various factors, including their fiduciary duty to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

We intend to establish formal policies and procedures in the future, once we have appointed independent directors. On a moving forward basis, our Board of Directors will continue to approve any related party transaction based on the criteria set forth above.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely upon our review of the Section 16(a) filings that have been furnished to us, we believe that each of Dana Green, our Chief Executive Officer, President, and Director; Dean Christensen, our Secretary; Charles J. Bartolotta, our Director; James A. Gibbons, our Chairman; Mehmet Ulema, our Director; Mehdi Mohamed Jawad Abdullah Al Abduwani, our Director; and David Julian Fox, our Director, and Babar Ali Syed and Muhammad Azhar Saeed, greater than 10% stockholders of the Company, failed to file required Form 3 filings during fiscal 2023.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

At the annual meeting six directors are to be elected for a one-year term, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has recommended, and the Board of Directors has selected, the following nominees for election:  Dana Green, Charles J. Bartolotta, James A. Gibbons, Mehmet Ulema, Mehdi Mohamed Jawad Abdullah Al Abduwani, and David Julian Fox, each of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. The biographical information of each of the nominees, and their qualifications, are described in greater detail above under “Board of Directors—Director Nominees”.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required To Elect the Director Nominees; Recommendation of the Board of Directors

For Proposal 1, a plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect each director nominee.

A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “Withhold Authority” (shown as “Withhold” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

                Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at six. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH DIRECTOR NOMINEE.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITORS

General

Our independent public accounting firm is Saeed Kamran & Co., Lahore, Pakistan, PCAOB Auditor ID 302 (“Saeed Kamran”).

The Company does not anticipate a representative from Saeed Kamran to be present at the annual stockholders meeting. In the event that a representative of Saeed Kamran is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Change in Auditors

Crowe Hussain Chaudhary & Co Chartered Accountants (“Crowe & Co.”) resigned as the independent registered public accounting firm of the Company effective on March 20, 2024.

Crowe & Co. audited the financial statements of the Company for the years ended December 31, 2022 and 2021. The report of Crowe & Co on such financial statements, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the fiscal years ended December 31, 2022 and 2021 and subsequent interim periods though the date of resignation, there have been no disagreements between the Company and Crowe & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Any disagreement, if not resolved to the satisfaction of Crowe & Co, would have caused them to make reference thereto in their report on the financial statements.

The Company appointed Saeed Kamran & Co. as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023 effective March 27, 2024.

During the two fiscal years ended December 31, 2022 and 2021 and subsequent interim period through March 25, 2024, the Company has not consulted with Saeed Kamran & Co. with respect to the applications of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements or any other matter set forth in item 304(a)(1)(iv) or (v) of Regulation S-K.

Audit Fees

The following table sets forth the fees billed by our principal independent accountants, Crowe & Co. (for the year ended December 31, 2022) and Saeed Kamran & Co. (for the year ended December 31, 2023), for the twelve months ended December 31, 2023, and 2022, for the categories of services indicated.

	Year Ended
	December 31, 2023	December 31, 2022
	US$(1)	US$(2)
Audit Fees	25,000	25,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	5,000	8,000
Total	30,000	33,000

(1)	Represents fees billed by Saeed Kamran & Co., which entity rendered an opinion on the Company’s December 31, 2023 financial statements.
(2)	Represents fees billed by Crowe & Co., which entity rendered an opinion on the Company’s December 31, 2022 financial statements.

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                Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other fees. Other services provided by our accountants.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Saeed Kamran & Co. and Crowe & Co. , for the twelve months ended December 31, 2023 and 2022, as applicable.

In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Saeed Kamran to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Saeed Kamran as our independent auditor for the year ended December 31, 2024. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Saeed Kamran as our independent registered public accounting firm.

Required Vote; Recommendation of the Board of Directors

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. For purposes of the vote on this proposal, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Annual Meeting will have no effect on the vote to approve the proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Saeed Kamran.

The Board of Directors is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board of Directors may reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3

ADOPTION OF THE GLOBALTECH GROUP, INC.

2024 EQUITY INCENTIVE PLAN

General Information

At the Annual Meeting, stockholders are requested to approve and adopt the Company’s 2024 Equity Incentive Plan, which we refer to as the 2024 Plan.

The following is a summary of the principal features of the 2024 Plan. This summary does not purport to be a complete description of all of the provisions of the 2024 Plan. It is qualified in its entirety by reference to the full text of the 2024 Plan, as proposed to be ratified, which is included as Appendix A to this Proxy Statement.

General Information About The 2024 Plan

On September 25, 2024, the Board of Directors adopted the 2024 Plan, subject to approval and adoption by the stockholders of the Company at the Annual Meeting (i.e., such 2024 Plan is not effective until adopted by the stockholders of the Company).

The 2024 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights (“SARs”); (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2024 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2024 Plan is the sum of (i) 7.5 million (7,500,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2034, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 7.5 million (7,500,000) shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 75,000,000 shares of common stock (or awards) may be issued or granted under the 2024 Plan in aggregate, and no more than 75,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

If an award granted under the 2024 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2024 Plan. As a result, the shares available for granting future awards under the 2024 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2024 Plan in connection with awards previously granted under such 2024 Plan will again be available for awards under the 2024 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

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In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2024 Plan.

The shares available for awards under the 2024 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2024 Plan. The 2024 Plan is administered by either (a) the entire Board of Directors of the Company, or the (b) Compensation Committee, as determined from time to time by the Board of Directors (the “Administrator”). Subject to the terms of the 2024 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2024 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2024 Plan.

The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

On or after the date of grant of an award under the 2024 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of the Company’s employees (including its affiliates), non-employee directors and consultants are eligible to participate in the 2024 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2024 Plan only to our employees (including our affiliates). Additionally, employees of the Meridian Companies and certain of their subsidiaries will be eligible to receive awards under the 2024 Plan.

As of September 26, 2024, we had 350 employees, six non-employee directors and one consultant.

No awards are issuable by the Company under the 2024 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000, or $1 million in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.0001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2024 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2024 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2024 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2024 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2024 Plan are not intended to qualify as incentive stock options under the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2024 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2024 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that the exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the administrator.

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Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2024 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i)the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii)the recipient’s commission of (A)a felony or (B)any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii)the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv)the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v)the recipient’s material violation of any provision of any agreement(s)between the recipient and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

Restricted Stock Unit Awards

Restricted stock unit (RSU)awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2024 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement.

The administrator determines the term of stock appreciation rights granted under our 2024 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

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Performance Awards

Our 2024 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by our board of directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our board of directors at the time the performance award is granted, our board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i)to exclude restructuring and/or other nonrecurring charges; (ii)to exclude exchange rate effects; (iii)to exclude the effects of changes to generally accepted accounting principles; (iv)to exclude the effects of any statutory adjustments to corporate tax rates; (v)to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi)to exclude the dilutive effects of acquisitions or joint ventures; (vii)to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii)to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix)to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x)to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi)to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Stock Awards

The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent)and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i)the class and maximum number of shares reserved for issuance under our 2024 Plan, (ii)the class and maximum number of shares by which the share reserve may increase automatically each year, (iii)the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv)the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

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Corporate Transactions

In the event of a corporate transaction (as defined in the 2024 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2024 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company)does not assume, continue or substitute for such stock awards, then (i)with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable)of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level)to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

Change in Control

Stock awards granted under our 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2024 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

The Administrator has the right, to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option or SAR; (2) the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A) a new option, SAR, restricted stock award, RSU award or other award, under the 2024 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Duration; Termination of the 2024 Plan

Our board of directors has the authority to amend, suspend, or terminate our 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our board of directors adopted our 2024 Plan. No stock awards may be granted under our 2024 Plan while it is suspended or after it is terminated.

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Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-Statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2024 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

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Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Potential Limitation on Company Deductions

Section 162(m)of the Code denies a deduction to any publicly-held corporation for compensation paid to certain senior executives of our company (a “covered employee”)in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Awards planned under the 2024 Plan

There are no current plans to issue any awards under the 2024 Plan.

Required Vote; Recommendation of the Board of Directors

Approval of the Equity Plan Proposal requires that a majority of the votes cast on such Equity Plan Proposal are voted “FOR” approval of the Equity Plan Proposal, by the holders of shares of GlobalTech’s voting stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting, provided that a quorum exists at such Annual Meeting. For purposes of the vote on the Equity Plan Proposal, a broker non-vote, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Annual Meeting will have no effect on the vote to approve the Equity Plan Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ”

THE APPROVAL OF THE EQUITY PLAN PROPOSAL.

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PROPOSAL 4

THE APPROVAL, RATIFICATION AND VALIDATION OF AN AMENDMENT TO OUR

ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

OUR COMMON STOCK, $0.0001 PAR VALUE PER SHARE, THAT WE MAY ISSUE FROM

10,000,000 TO 500,000,000

General

Our Board has determined that it is in the best interests of our stockholders and us to ratify and validate, pursuant to Section 78.0296 of the NRS, the filing and effectiveness of the Certificate of Amendment we filed with the Nevada Secretary of State on August 27, 2020, to increase the Company’s authorized shares of common stock, $0.0001 par value per share, from 10,000,000 shares of common stock to 500,000,000 shares of common stock (the “2020 Share Increase Amendment”). If approved, this ratification will be retroactive to the date of effectiveness of the filing of the 2020 Share Increase Amendment with the Nevada Secretary of State.

Background

Recently, it came to the attention of the Board that the effectiveness of the 2020 Share Increase Amendment could be called into question as (a) the Certificate of Amendment form filed by the Company with the Nevada Secretary of State in connection with such 2020 Share Increase Amendment was the form to be used pursuant to Section 78.380 of the NRS, which is only available before the issuance of any shares of common stock of the Company; (b) such form of Certificate of Amendment purported to be approved by at least two-thirds of the Board of Directors of the Company, which while such approval would have been valid had the Company been authorized to file the Certificate of Amendment under Section 78.320 of the NRS, was not sufficient to approve the filing of a Certificate of Amendment after the issuance of stock under Section 78.390 of the NRS, which requires (i) the board of directors to adopt a resolution setting forth the amendment proposed and submit the proposed amendment to the stockholders for approval; and (ii) for the stockholders holding shares in the corporation representing at least a majority of the voting power to approve the amendment, and (c) because the Company had common stock outstanding at the time the 2020 Share Increase Amendment was filed with the Secretary of State.

The Board reviewed the issue further, consulted with new outside counsel, and determined that it would be appropriate and in the best interests of the Company and its stockholders to obtain a vote to approve, ratify and validate the 2020 Share Increase Amendment, which we refer to as the 1st Ratification Proposal, to confirm and validate its effectiveness, and take any other necessary actions, as appropriate, pursuant to Section 78.0296 of the NRS to eliminate any uncertainty related to the effectiveness of the 2020 Share Increase Amendment and any subsequent issuances of shares of our common stock.

If the 1st Ratification Proposal is approved by our stockholders and becomes effective, the 2020 Share Increase Amendment will be retroactive to August 27, 2020, which was the date of the filing of the 2020 Share Increase Amendment with the Nevada Secretary of State.

Among other consequences, the 1st Ratification Proposal will (i) confirm that, at all times since the effectiveness of the 2020 Share Increase Amendment on August 27, 2020, the Company had sufficient authorized and unissued shares of common stock to permit the sales and issuances of our common stock that have occurred since that date in excess of the authorized number of shares prior to the 2020 Share Increase Amendment and confirm the validity of such shares, (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions, provided, the Company has no such plans at this time; (iii) have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of our common stock and may adversely affect the market price of our common stock; and (iv) may have an anti-takeover effect on a third party’s efforts to obtain control of the Company.

Our Board Has Approved the Ratification Proposal

Section 78.0296 of the NRS allows a Nevada corporation, by following specified procedures, to ratify and validate a corporate act retroactive to the date the corporate act was originally taken. Our Board has determined that it would be advisable and in the best interests of our stockholders and us to ratify the filing and effectiveness of the 2020 Share Increase Amendment pursuant to Section 78.0296 of the NRS to eliminate any uncertainty that may exist related to its validity or effectiveness and unanimously adopted resolutions to that effect. Our Board also recommended that our stockholders approve the 1st Ratification Proposal for purposes of Section 78.0296, and directed that the 1st Ratification Proposal be submitted to our stockholders for approval. The text of the 2020 Share Increase Amendment in the form of the Certificate of Amendment is attached to this proxy statement as Appendix B, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

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Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 1st Ratification Proposal, we plan to file a certificate of validation regarding the 2020 Share Increase Amendment with the Nevada Secretary of State (the “Share Increase Amendment Certificate of Validation”) in the form attached as Appendix C, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. If required under NRS, we will also file a Certificate of Correction with the Nevada Secretary of State. The filing date of the Share Increase Amendment Certificate of Validation with the Nevada Secretary of State will be the validation effective time of the 1st Ratification Proposal within the meaning of Section 78.0296 of the NRS. In addition, pursuant to Section 78.0296 of the NRS, we will provide notice of the approval of the 1st Ratification Proposal to each stockholder of record at the time of such approval not later than 10 days after the 1st Ratification Proposal is approved by the stockholders as contemplated in this proxy statement.

Retroactive Ratification of the 2020 Share Increase Amendment

Subject to the 180-day period for bringing legal challenges discussed below, when the Share Increase Amendment Certificate of Validation, or, if necessary, a Certificate of Correction, becomes effective in accordance with the NRS, it should eliminate any possible uncertainty as to whether the 2020 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the 2020 Share Increase Amendment with the Secretary of State on August 27, 2020.

Time Limitations on Legal Challenges to the 1st Ratification Proposal

If the 1st Ratification Proposal becomes effective, under the NRS, any claim that the 2020 Share Increase Amendment ratified pursuant to the 1st Ratification Proposal is void or voidable due to a failure of authorization, must be brought within 180 days from the date of notice we give to our stockholders of record of the 1st Ratification Proposal.

The Consequences if the 1st Ratification Proposal is Not Approved by Our Stockholders

If the 1st Ratification Proposal is not approved by the requisite vote of our stockholders, we will not be able to file the Share Increase Amendment Certificate of Validation with the Nevada Secretary of State and the 2020 Share Increase Amendment may not be deemed effective in accordance with Section 78.0296 of the NRS. The failure to approve the 1st Ratification Proposal may leave us exposed to potential claims that (i) the 2020 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2020 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company would not have sufficient authorized but unissued shares of common stock to permit future sales and issuances of common stock, including pursuant to outstanding warrants and stock options, (b) past issuances of common stock may not be valid, and (c) the Company would not be able to validate our total outstanding shares of common stock in connection with any strategic transaction that our Board may determine is advisable. Any inability to issue common stock in the future and any invalidity of past issuances of common stock could expose us to significant claims and have a material adverse effect on our liquidity.

Vote Required; Recommendation of the Board

The 1st Ratification Proposal requires “FOR” votes from the holders of a majority of shares of our common stock outstanding as of the Record Date without including any Disregarded Shares. As a result, votes from the Disregarded Shares will not be counted unless the 1st Ratification Proposal receives at least 129,833,391 votes in favor of such proposal, and Proposal 4 will not pass unless shareholders holding 134,833,392 or more shares of common stock vote “For” approval of such Proposal 4, which will conclusively demonstrate that the required majority of the votes for the 1st Ratification Proposal was obtained when not including the Disregarded Shares.

Thus, the Board urges all stockholders to vote their shares “FOR” the 1st Ratification Proposal, regardless of when they were acquired. Additionally, a stockholder’s failure to submit a proxy card or to vote in person at the Annual Meeting, an abstention from voting, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the 1st Ratification Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 1st RATIFICATION PROPOSAL.

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PROPOSAL 5

THE APPROVAL, RATIFICATION AND VALIDATION OF AN AMENDMENT TO OUR

ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM “ELKO BROADBAND

INC” TO “GLOBALTECH CORPORATION”

General

Our Board has determined that it is in the best interests of our stockholders and us to ratify and validate, pursuant to Section 78.0296 of the NRS, the filing and effectiveness of the Certificate of Amendment we filed with the Nevada Secretary of State on March 23, 2022, to change our name from “Elko Broadband Inc” to “GlobalTech Corporation” (the “2022 Name Change Amendment”). If approved, this ratification will be retroactive to the date of effectiveness of the filing of the 2022 Name Change Amendment with the Nevada Secretary of State.

Background

Recently, it came to the attention of the Board that the effectiveness of the 2022 Name Change Amendment could be called into question as (a) the Certificate of Amendment form filed by the Company with the Nevada Secretary of State in connection with such 2022 Name Change Amendment was the form to be used pursuant to Section 78.380 of the NRS, which is only available before the issuance of any shares of common stock of the Company; (b) such form of Certificate of Amendment purported to be approved by at least two-thirds of the Board of Directors of the Company, which while such approval would have been valid had the Company been authorized to file the Certificate of Amendment under Section 78.320 of the NRS, was not sufficient to approve the filing of a Certificate of Amendment after the issuance of stock under Section 78.390 of the NRS, which requires (i) the board of directors to adopt a resolution setting forth the amendment proposed and submit the proposed amendment to the stockholders for approval; and (ii) for the stockholders holding shares in the corporation representing at least a majority of the voting power to approve the amendment, and (c) because the Company had common stock outstanding at the time the 2022 Name Change Amendment was filed with the Secretary of State.

The Board reviewed the issue further, consulted with new outside counsel, and determined that it would be appropriate and in the best interests of the Company and its stockholders to obtain a vote to approve, ratify and validate the 2022 Name Change Amendment, which we refer to as the 2nd Ratification Proposal, to confirm and validate its effectiveness, and take any other necessary actions, as appropriate, pursuant to Section 78.0296 of the NRS to eliminate any uncertainty related to the effectiveness of the 2022 Name Change Amendment.

If the 2nd Ratification Proposal is approved by our stockholders and becomes effective, the 2022 Name Change Amendment will be retroactive to March 1, 2022, which was the effective date of the filing of the 2022 Name Change Amendment with the Nevada Secretary of State.

Our Board Has Approved the Ratification Proposal

Section 78.0296 of the NRS allows a Nevada corporation, by following specified procedures, to ratify and validate a corporate act retroactive to the date the corporate act was originally taken. Our Board has determined that it would be advisable and in the best interests of our stockholders and us to ratify the filing and effectiveness of the 2022 Name Change Amendment pursuant to Section 78.0296 of the NRS to eliminate any uncertainty that may exist related to its validity or effectiveness and unanimously adopted resolutions to that effect. Our Board also recommended that our stockholders approve the 2nd Ratification Proposal for purposes of Section 78.0296, and directed that the 2nd Ratification Proposal be submitted to our stockholders for approval. The text of the 2022 Name Change Amendment in the form of the Certificate of Amendment is attached to this proxy statement as Appendix D, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

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Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 2nd Ratification Proposal, we plan to file a certificate of validation regarding the 2022 Name Change Amendment with the Nevada Secretary of State (the “Name Change Amendment Certificate of Validation”) in the form attached as Appendix E, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. If required under NRS, we will also file a Certificate of Correction with the Nevada Secretary of State. The filing date of the Name Change Amendment Certificate of Validation with the Nevada Secretary of State will be the validation effective time of the 2nd Ratification Proposal within the meaning of Section 78.0296 of the NRS. In addition, pursuant to Section 78.0296 of the NRS, we will provide notice of the approval of the 2nd Ratification Proposal to each stockholder of record at the time of such approval not later than 10 days after the 2nd Ratification Proposal is approved by the stockholders as contemplated in this proxy statement.

Retroactive Ratification of the 2022 Name Change Amendment

Subject to the 180-day period for bringing legal challenges discussed below, when the Share Increase Amendment Certificate of Validation, or, if necessary, a Certificate of Correction, becomes effective in accordance with the NRS, it should eliminate any possible uncertainty as to whether the 2022 Name Change Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the effective date of the filing of the 2022 Name Change Amendment with the Secretary of State on March 1, 2022.

Time Limitations on Legal Challenges to the 2nd Ratification Proposal

If the 2nd Ratification Proposal becomes effective, under the NRS, any claim that the 2022 Name Change Amendment ratified pursuant to the 2nd Ratification Proposal is void or voidable due to a failure of authorization, must be brought within 180 days from the date of notice we give to our stockholders of record of the 2nd Ratification Proposal.

The Consequences if the 2nd Ratification Proposal is Not Approved by Our Stockholders

If the 2nd Ratification Proposal is not approved by the requisite vote of our stockholders, we will not be able to file the Name Change Amendment Certificate of Validation with the Nevada Secretary of State and the 2022 Name Change Amendment may not be deemed effective in accordance with Section 78.0296 of the NRS. The failure to approve the 2nd Ratification Proposal may leave us exposed to potential claims that (i) the 2022 Name Change Amendment did not receive requisite stockholder approval, and (ii) that the name change affected by the 2022 Name Change Amendment was not effective.

Vote Required; Recommendation of the Board

The 2nd Ratification Proposal requires “FOR” votes from the holders of a majority of shares of our common stock outstanding as of the Record Date. All stockholders as of the Record Date are encouraged to vote at the meeting. The Board urges all stockholders to vote their shares “FOR” the 2nd Ratification Proposal, regardless of when they were acquired. Additionally, a stockholder’s failure to submit a proxy card or to vote in person at the Annual Meeting, an abstention from voting, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the 2nd Ratification Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2nd RATIFICATION PROPOSAL.

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PROPOSAL 6

AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

At the Annual Meeting, stockholders will be asked to approve an amendment to Article 3 of the Company’s Articles of Incorporation, as amended (in the event that Proposal 7 is not approved at the Annual Meeting) or as amended and restated (in the event that Proposal 7 is approved at the Annual Meeting) ((the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-two and one-for-ten, inclusive (the “Reverse Stock Split”), with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025. A vote “FOR” Proposal 6 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the authority to determine whether to implement the Reverse Stock Split and to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders at the Annual Meeting. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to obtain compliance with the Nasdaq initial listing requirements, as further discussed under “Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “Effective Date”), the issued and outstanding shares of the Company’s common stock immediately prior to the Effective Date will be reclassified into a fewer number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of common stock or the par value of the Company’s common stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Certificate of Amendment to the Articles of Incorporation attached to this Proxy Statement as Appendix F, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

Purpose

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to obtain a listing of our common stock on the Nasdaq Capital Market or NYSE American. In the event that the Board, in its sole discretion, determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the common stock.

The initial listing rules of the Nasdaq Capital Market require among other things, that an issuer have a minimum bid price of $4.00, or a minimum closing price (subject to a company having (i) average annual revenues of $6 million for three years, (ii) net tangible assets of $5 million or (iii) net tangible assets of $2 million and a 3-year operating history, in addition to satisfying certain other financial and liquidity requirements) of either $2.00 per share or $3.00 per share, depending on the specific listing standard. Such requirements are in addition to having to meet certain other listing standards, including minimum stockholders’ equity requirements ($4 million or $5 million, depending on the listing standard), market capitalization, market value of unrestricted publicly held shares, operating history, unrestricted publicly held shares, and round lot shareholder requirements.

The initial listing rules of the NYSE American require among other things, that an issuer have a minimum price of $2.00 per share or $3.00 per share, depending on the specific listing standard, as well as certain other minimum public shareholder, public float and in some cases daily trading volume. Such requirements are in addition to having to meet certain minimum pre-tax income ($750,000), market cap ($50 million or $75 million, depending on the listing standard), or total assets and total revenues ($75 million), total market value of public float, and total stockholders’ equity requirements.

While we have not applied to list our common stock on the Nasdaq or the NYSE American to date, we hope to apply to list our common stock on Nasdaq or the NYSE American in the future and expect that the Reverse Stock Split will be necessary for us to meet the minimum bid price and/or minimum closing stock price requirements of Nasdaq or the NYSE American. We may never apply to list our common stock on Nasdaq or the NYSE American in the future, may not be able to meet the initial listing standards of Nasdaq or the NYSE American, even after a Reverse Stock Split, may meet such listing standards without having to affect a Reverse Stock Split, and/or may have any application to Nasdaq or the NYSE American rejected. Our common stock may never trade on Nasdaq or the NYSE American in the future, even if the Reverse Stock Split is approved at the Annual Meeting.

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Improve the marketability and liquidity of the common stock. In the event the Board elects to implement the Reverse Stock Split, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us obtain a listing for our common stock on Nasdaq or the NYSE American, it could also improve the marketability and liquidity of our common stock, and that such approval is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us obtain the listing of our common stock on Nasdaq or the NYSE American, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net income (loss) per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of obtaining compliance with the rules of Nasdaq or the NYSE American. The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock so that we are able to meet the initial listing standards of Nasdaq or the NYSE American, as discussed above. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Accordingly, we cannot assure you that we will be able to meet the minimum stock prices necessary for our common stock to be listed on Nasdaq or the NYSE American after the Reverse Stock Split is affected.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the minimum prices required for listing of our common stock on Nasdaq and the NYSE American, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock exceeds the required thresholds for initial listing on Nasdaq or the NYSE American, we may not meet the other requirements for listing on Nasdaq or the NYSE American or Nasdaq or the NYSE American may not approve our authorization for listing, in the event we file such an application in the future.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of our common stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split. If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed reverse stock split, we already have a substantial number of authorized, but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Principal Effects of the Reverse Stock Split

Common stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Articles of Incorporation, the Company will file a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants.

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Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our common stock or the par value thereof. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding warrants (of which there are none currently) and options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to meet the initial listing standard of Nasdaq or the NYSE American, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the three months ended June 30, 2024, and the approximate exercise prices of our outstanding options, each in the event of a 1:2 to 1:10 Reverse Stock Split:

	Pre-Reverse Stock Split	After a 1:2 Reverse Stock Split	After a 1:5 Reverse Stock Split	After a 1:10 Reverse Stock Split

Common Stock authorized (1)	500,000,000	500,000,000	500,000,000	500,000,000
Common Stock outstanding	139,833,391	69,916,696	27,966,678	13,983,339
Number of shares of Common Stock reserved for issuance upon exercise of outstanding options (2)	6,500,000	3,250,000	1,300,000	650,000
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (3)	7,500,000	3,750,000	1,500,000	750,000
Number of shares of Common Stock authorized but unissued and unreserved	346,166,609	423,083,305	469,233,322	484,616,661

Net income (loss) applicable to Common Stock per share for the quarter ended June 30, 2024	$(0.005)	$(0.010)	$(0.025)	$(0.050)
Weighted Average Exercise Price of Outstanding Options (3)	$0.0001	$0.0002	$0.0005	$0.0010

These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(1)	There will be no change to the 500,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split.

(2)	Includes options to purchase 6,500,000 shares of common stock with an exercise price of $0.001 per share.

(3)	Includes the initial shares available for future issuance under the Company’s 2024 Equity Incentive Plan as described in Proposal 3 hereof.

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Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2024 Equity Incentive Plan, the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the equity compensation plans) will be proportionately adjusted by the applicable plan administrator, using the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-2 and 1-for-10, inclusive). In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-2 and 1-for-10, inclusive) such that upon an exercise, the aggregate exercise price payable by the optionee to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split, subject to the terms of such securities.

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock reserved for issuance pursuant to these securities and our 2024 Equity Incentive Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of common stock. See also the table above.

Warrants. As a result of the Reverse Stock Split, the number of shares of common stock issuable upon exercise of each outstanding warrant (of which there are currently none) to purchase shares of common stock of the Company, will decrease in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split and the exercise price of each outstanding warrant to purchase shares of common stock will increase in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split, such that the aggregate exercise price payable upon exercise of each outstanding warrant to purchase shares of common stock of the Company will remain the same both before and after the Reverse Stock Split. See also the table above.

Quotation. Our shares of common stock are currently quoted on the OTC Pink Market maintained by OTC Markets. The Reverse Stock Split will not directly affect the quotation of our common stock on the OTC Pink Market, although we believe that the Reverse Stock Split could potentially increase our stock price. Following the Reverse Stock Split, pending any uplisting to Nasdaq or the NYSE American, our common stock will continue to be quoted on the OTC Pink Market under the symbol “GLTK,” although our common stock is expected to have a new CUSIP number, a number used to identify our common stock.

“Public Company” Status. Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles of Incorporation presently authorizes 500,000,000 shares of common stock and pursuant to Proposal 8(a) we are seeking stockholder approval for the authorization of 50,000,000 shares of blank check preferred stock, of which no shares are designated. The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock (if any). Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase. See also the table above.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and exchange rules (where applicable). If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

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The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of common stock are entitled to fractional shares of common stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of common stock.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between one-for-two and one-for-ten, inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than one-for-ten, nor less than one-for-two. The Company will publicly announce the chosen ratio at least two business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Annual Meeting is held, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to obtain the listing of our common stock on Nasdaq or the NYSE American;

●	the per share price of our common stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our common stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

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We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the potential uplisting of our common stock on Nasdaq or the NYSE American by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the initial listing standards of Nasdaq or the NYSE American.

Effective Date and Time of the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the amendment to our Articles of Incorporation to affect the Reverse Stock Split is accepted and recorded by the office of the Secretary of State of the State of Nevada, or such later effective date and time as set forth in the amendment (the Effective Date). However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to December 5, 2025, the one-year anniversary of the Annual Meeting) to amend our Articles of Incorporation to effect the Reverse Stock Split.

No Dissenters’ Rights

Under Nevada law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are applicable to United States holders (as defined below). It does not address any state, local or non-U.S. income or other tax consequences, or any U.S. federal estate, gift, or other non-income tax consequences. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Treasury Regulations promulgated under the Internal Revenue Code, published rulings and procedures of the Internal Revenue Service, and court decisions, all as of the date hereof. These authorities are subject to change or differing interpretation, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion does not address all U.S. federal income tax consequences relevant to United States holders of common stock. In addition, it does not address consequences relevant to United States holders that are subject to special U.S. tax rules, including, without limitation, stockholders that are:

●	persons who do not hold their common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code;

●	brokers or dealers in securities;

●	banks or other financial institutions;

●	insurance companies;

●	“real estate investment trusts”;

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●	“regulated investment companies”;

●	“S corporations”;

●	tax-exempt organizations;

●	governments, agencies or instrumentalities thereof, or entities they control;

●	partnerships, grantor trusts or other entities that are treated as pass-through entities for U.S. federal income tax purposes, and their owners;

●	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●

persons who hold shares of common stock that may constitute “qualified small business stock” under Section 1202 of the Internal Revenue Code or “Section 1244 stock” for purposes of Section 1244 of the Internal Revenue Code;

●	persons who acquired their shares of stock in a transaction subject to the gain rollover provisions of Section 1045 of the Internal Revenue Code;

●

persons subject to special tax accounting rules as a result of any item of gross income with respect to common stock being taken into account in an “applicable financial statement” (as defined in the Internal Revenue Code);

●	persons deemed to sell common stock under the constructive sale provisions of the Internal Revenue Code;

●

persons who acquired their shares of common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

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Stockholders subject to any of the special U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding common stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.

Consequences to United States holders of the Reverse Stock Split — Generally.

A United States holder, as used herein, is a stockholder that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if either (i) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a United States holder upon such United States holder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received should equal the aggregate adjusted basis of the pre-Reverse Stock Split shares of common stock exchanged for such new shares (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a United States holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the United States holder’s holding period for the post-Reverse Stock Split shares of common stock should include the period during which the United States holder held the pre-Reverse Stock Split shares of common stock surrendered. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares of common stock surrendered to the post-Reverse Stock Split shares of common stock received pursuant to the Reverse Stock Split. United States holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock will also automatically be adjusted on the Effective Date.

Our transfer agent, Standard Stock Transfer, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, we plan to mail stockholders of record written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

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YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry Shares

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Vote Required

Under the NRS, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 6 to amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio of between one-for-two and one-for-ten, inclusive.

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PROPOSAL 7

TO ADOPT AND APPROVE THE RESTATED ARTICLES

Purpose of the Restated Articles

Proposal 7 is being presented herein as a single proposal because we believe the specific changes included in the Restated Articles do not represent substantive changes to stockholder rights, but when taken together, represent best practices and improve the quality of our corporate governance. The changes contained in the Restated Articles include, but are not limited to:

•	Clarify the right of the Board of Directors to declare dividends out of assets legally available therefore;

•	Confirm that no common stockholders have rights to cumulate votes;

•	Clarify that common stockholders shall not have the right to vote on any amendment that relates solely to the terms of any one or more preferred stock designations;

•	Clarify the rights of the common stock and any preferred stock upon liquidation;

•	Clarify that the holders of common stock have no conversion, redemption or preemptive rights;

•	Clarify that common stockholders have no rights to convert their common stock into any other securities;

•	Provide for processes and procedures for the appointment of additional directors to the Board required by the terms of any preferred stock that may be issued by the Company;

•	Allow the Board of Directors to fix the amount to be reserved as working capital;

•	Reserve the right of the Company to amend the Articles of Incorporation, in the manner prescribed by the NRS;

•	Include certain severability rights in the event that any provision of the Articles of Incorporation is deemed to be invalid, illegal or unenforceable; and

•	Confirm that the Board of Directors, as well as the stockholders, have authority to amend the Bylaws.

The following discussion does not purport to be complete and cover all aspects in which the Company’s governance would differ from the governance provisions currently in effect. For complete information, you should read the full text of the Restated Articles included as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. Each of these proposed material amendments are discussed in greater detail below.

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If our stockholders approve this Proposal 7 and Proposals 8(a) through 8(f), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 5(a) through 5(f). If Proposal 7 is approved, and any of Proposals 8(a) through 5(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 5(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Section  78.390 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposal 8(a) through 5(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

This Proposal 7 and each of the proposals comprising Proposal 8 is an element of a comprehensive updating of the Company’s governing documents and are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

We do not believe that the changes included in the Restated Articles require separate proposals. However, we believe the changes in Proposal 8(a) through 8(f) represent substantive changes to stockholder rights which require separate stockholder approval under SEC rules. These material changes include:

•

Proposal 8(a) – The Restated Articles provide for the authorization of 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock.

•

Proposal 8(b) - The Restated Articles provide for the authorization of the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.

•	Proposal 8(c) - The Restated Articles limit the liability of the directors and the officers to the fullest extent permitted by the NRS.

•

Proposal 8(d) - The Restated Articles clarify that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

•

Proposal 8(e) - The Restated Articles provide for the Company to opt out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427.

•	Proposal 8(f) - The Restated Articles provide for the Company to out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.

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Anti-Takeover Effects of Nevada Law and Our Restated Articles

Certain provisions of Nevada law and our Restated Articles contain provisions that could, once effective, have the effect of delaying, deferring or discouraging another party from acquiring control of the Company. These provisions may have the effect of discouraging coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with filing the Restated Articles in any and all of the approved forms and to abandon such action without further action by our stockholders at any time before the effectiveness of the Restated Articles with the Nevada Secretary of State, even if this Proposal 7 is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 7, you are expressly also authorizing our Board to delay, not proceed with, and abandon, filing the Restated Articles in any and all of the approved forms if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.

No Dissenters’ Rights

Under the NRS, the Company’s stockholders are not entitled to dissenters’ rights and the Company will not independently provide stockholders with any such right.

Required Vote

Approval of this Proposal 7 requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes”, if any, will have the effect of a vote “Against” Proposal 7.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 7.

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PROPOSAL 8(a)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

AUTHORIZE 50,000,000 SHARES OF BLANK CHECK PREFERRED STOCK, AND THE

AUTHORIZATION FOR OUR BOARD OF DIRECTORS, WITHOUT FURTHER

STOCKHOLDER APPROVAL, TO DESIGNATE THE POWERS, RIGHTS AND PREFERENCES

OF SUCH PREFERRED STOCK

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which provides for the establishment of 50,000,000 shares of blank check preferred stock. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Article IV of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 3 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(a).

Blank Check Preferred Stock

If Proposal 8(a) is approved, we would be authorized to issue two classes of authorized shares, common stock, $0.0001 par value per share and preferred stock, $0.0001 par value per share.

The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 1.03 of this Article I.

The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS.

The holders of Common Stock and unless otherwise required pursuant to any Preferred Stock Designation providing for the rights of such designated Preferred Stock, the holders of each other class of Preferred Stock of the Corporation (including, but not limited to those classes of stock which before amendment, is senior to the class or series being amended as to the payment of distributions upon dissolution of the corporation, regardless of any limitations or restrictions on the voting power of that class or series), shall not be entitled to vote on any amendment to these Articles of Incorporation or to a Preferred Stock Designation that affects only the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on such amendment as a separate class pursuant to these Articles of Incorporation or the applicable Preferred Stock Designation or pursuant to the NRS.

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If this Proposal 8(a) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will authorize the Board to designate up to 50,000,000 shares of blank check preferred stock.

Reasons for the Amendment

                Our Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists.  If the proposed amendment is approved, the Board would be empowered, without the necessity of further action or authorization by the Company’s shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the preferred stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of preferred stock could, as determined by the Board at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s common stock. No preferred stock is presently authorized by the Company’s Articles of Incorporation.

Our Board has no current intention to issue any shares of preferred stock. However, the future issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock. If this amendment to allow the Board to issue blank check preferred stock is approved by our stockholders, our Board will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our common stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote, and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of a class of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our common stock;
•	restrictions on dividends on our common stock;
•	dilution of the voting power of our common stock; and
•	restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing and acquisition purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our Board, this action would be in the best interest of our company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our company. Such blank check preferred shares also could be privately placed with purchasers favorable to our Board in opposing such action. In addition, our Board could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our company should our Board consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our Board by diluting the number or rights of shares held by individuals seeking to control our company by obtaining a certain number of seats on our Board.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 8(a) is not being recommended in response to any such plan or threat.

Other than the proposals being submitted to our stockholders for their consideration at the Annual Meeting, our Board of Directors does not currently contemplate recommending the approval of any other actions that could be construed to affect the ability of third parties to take over or change control of our company.

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55

This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections 78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections 78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing blank check preferred stock and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(a) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(a), you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing blank check preferred stock if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the designation of blank check preferred stock, the Company will not have preferred stock authorized.

Required Vote

Approval of this Proposal 8(a) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(a).

For the reasons stated above, our Board believes that approval of this Proposal 8(a) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(a).

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PROPOSAL 8(b)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

AUTHORIZATION OF THE COMPANY TO ISSUE SHARES OF ONE CLASS OR SERIES OF

STOCK AS A SHARE DIVIDEND IN RESPECT OF ANOTHER CLASS OR SERIES OF STOCK,

NOTWITHSTANDING THE PROVISIONS OF SECTION 78.215(4) OF THE NEVADA REVISED STATUTES

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which provides for the authorization of the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Section 4.05 of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 9 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(b).

NRS Section 78.215(4)

If Proposal 8(b) is approved, we would be authorized to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes.

Section 78.215(4) of the NRS provides that “[s]hares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless: (a) The articles of incorporation so authorize; (b) A majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (c) There are no outstanding shares of the class or series to be issued.”

If this Proposal 8(b) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will authorize the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes.

Reasons for the Amendment

In order to provide maximum flexibility to the Board for future transactions, including, but not limited to terms of future preferred stock, to the extent proposal 8(a) above is approved by the stockholders at the Annual Meeting, the Board believes it is in the best interests of the Company and its stockholders to authorized the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock.

* * * * *

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This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections 78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections 78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with authorizing the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(b) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(b), you are expressly also authorizing our Board to delay, not proceed with, and abandon, authorizing the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the authorization of the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, the Company will not be authorized under Nevada law to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock.

Required Vote

Approval of this Proposal 8(b) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(b).

For the reasons stated above, our Board believes that approval of this Proposal 8(b) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(b).

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PROPOSAL 8(c)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO LIMIT THE LIABILITY OF THE DIRECTORS AND THE OFFICERS TO THE FULLEST

EXTENT PERMITTED BY THE NRS

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which provides for the limitation of the liability of the directors and the officers to the fullest extent permitted by the NRS. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Section 5.02 of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 10 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(c).

Limitation of the Liability of the Directors and the Officers

If Proposal 8(c) is approved, our Restated Articles would limit the liability of the directors and the officers to the fullest extent permitted by the NRS.

If this Proposal 8(c) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will limit the liability of the directors and the officers to the fullest extent permitted by the NRS.

Reasons for the Amendment

Our Board of Directors believes that it is important to provide protection from certain liabilities and expenses in order to attract and retain directors and officers. Both directors and officers frequently must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight. Our Board also believes the proposed amendment would better position the Company to attract and retain directors and officers. In the absence of the proposed amendment, candidates might be deterred from serving as directors or officers due to potential exposure to personal liability in an environment with increasing litigation and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. Failing to adopt this Proposal 8(c) could impact our recruitment and retention of officer candidates.

* * * * *

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This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with limiting the liability of the directors and the officers to the fullest extent permitted by the NRS at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(c) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(c), you are expressly also authorizing our Board to delay, not proceed with, and abandon, limiting the liability of the directors and the officers to the fullest extent permitted by the NRS if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon limiting the liability of the directors and the officers to the fullest extent permitted by the NRS, the Company’s Articles of Incorporation will not provide for the limitation of the liability of the directors and the officers to the fullest extent permitted by the NRS.

Required Vote

Approval of this Proposal 8(c) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(b).

For the reasons stated above, our Board believes that approval of this Proposal 8(c) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(c).

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PROPOSAL 8(d)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

CLARIFY THAT THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY THE NRS

AND OTHER APPLICABLE LAW, AS THE SAME MAY BE AMENDED AND

SUPPLEMENTED, MAY INDEMNIFY ANY AND ALL PERSONS WHOM IT SHALL

HAVE POWER TO INDEMNIFY UNDER SAID LAW FROM AND AGAINST ANY AND ALL OF THE

EXPENSES, LIABILITIES, OR OTHER MATTERS REFERRED TO IN OR COVERED BY SAID

LAW AND THE PAYMENT OF EXPENSES IN CONNECTION THEREWITH

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which clarifies that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Sections 5.03 and 5.04 of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 11 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(d).

Right to Indemnification

If Proposal 8(d) is approved, our Restated Articles would provide that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

Pursuant to Section 78.7502 of the NRS, the Company may indemnify officers and directors against expenses incurred by such persons in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, involving such persons in their capacities as officers and directors, so long as such persons acted in good faith and in a manner which they reasonably believed to be in the Company’s best interests. Such discretionary indemnification, unless ordered by a court, may only be made by (a) the stockholders; (b) the board of directors, by majority vote of disinterested directors, or (c) independent legal counsel, in a written opinion, if a majority vote of disinterested directors so orders or a quorum of disinterested directors cannot be obtained.

Pursuant to Section 78.751 of the NRS, the Company is required to indemnify any person who is a director, officer, employee or agent to the extent that the person is successful on the merits or otherwise in defense of: (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or (b) any claim, issue or matter therein, against expenses actually and reasonably incurred by the person in connection with defending the action, including, without limitation, attorney’s fees.

Pursuant to Section 78.752 of the NRS, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

If this Proposal 8(d) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will provide that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

Reasons for the Amendment

Our Board of Directors believes that it is important to provide protection from certain liabilities and expenses in order to attract and retain directors and officers. Both directors and officers frequently must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight. Our Board also believes the proposed amendment would better position the Company to attract and retain directors and officers. In the absence of the proposed amendment, candidates might be deterred from serving as directors or officers due to potential exposure to personal liability in an environment with increasing litigation and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. Failing to adopt this Proposal 8(d) could impact our recruitment and retention of officer candidates.

* * * * *

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This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with providing that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith (the “Indemnification Amendment”) at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(d) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(d), you are expressly also authorizing our Board to delay, not proceed with, and abandon the Indemnification Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the Indemnification Amendment, the Company’s Articles of Incorporation will not provide that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

Required Vote

Approval of this Proposal 8(d) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(d).

For the reasons stated above, our Board believes that approval of this Proposal 8(d) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(d).

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PROPOSAL 8(e)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

OPT OUT OF THE PROVISIONS IN NRS 78.411 TO 78.444, INCLUSIVE DEALING WITH

COMBINATIONS WITH INTERESTED STOCKHOLDERS, TO THE EXTENT, IF EVER, THAT

THE COMPANY BECOMES A “RESIDENT DOMESTIC CORPORATION”, AS THAT TERM IS

DEFINED IN NRS 78.427

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which opts out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Article VIII of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 12 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(e).

Nevada Interested Party Combination Rules

If Proposal 8(e) is approved, our Restated Articles would provide that the Company, opts out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, i.e., a domestic corporation that has 200 or more stockholders of record.

Sections 78.411 to 78.444 of the NRS prohibit a Nevada corporation from engaging in a “combination” (defined below) with an “interested stockholder” (any person, other than the resident domestic corporation or any subsidiary of the resident domestic corporation, who is: (a) the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting shares of the resident domestic corporation; or (b) an affiliate or associate of the resident domestic corporation and at any time within 2 years immediately before the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding shares of the resident domestic corporation) for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

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A “combination” is defined as:

(1) any merger or consolidation of the resident domestic corporation or any subsidiary of the resident domestic corporation with: (a) the interested stockholder; or (b) any other entity, whether or not itself an interested stockholder of the resident domestic corporation, which is, or after and as a result of the merger or consolidation would be, an affiliate or associate of the interested stockholder.

(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, to or with the interested stockholder or any affiliate or associate of the interested stockholder of assets of the resident domestic corporation or any subsidiary of the resident domestic corporation: (a) having an aggregate market value equal to more than 5 percent of the aggregate market value of all the assets, determined on a consolidated basis, of the resident domestic corporation; (b) having an aggregate market value equal to more than 5 percent of the aggregate market value of all the outstanding voting shares of the resident domestic corporation; or (c) representing more than 10 percent of the earning power or net income, determined on a consolidated basis, of the resident domestic corporation.

(3) the issuance or transfer by the resident domestic corporation or any subsidiary of the resident domestic corporation, in one transaction or a series of transactions, of any shares of the resident domestic corporation or any subsidiary of the resident domestic corporation that have an aggregate market value equal to 5 percent or more of the aggregate market value of all the outstanding voting shares of the resident domestic corporation to the interested stockholder or any affiliate or associate of the interested stockholder except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the resident domestic corporation.

(4) the adoption of any plan or proposal for the liquidation or dissolution of the resident domestic corporation under any agreement, arrangement or understanding, whether or not in writing, with the interested stockholder or any affiliate or associate of the interested stockholder.

(5) except for any transaction or series of transactions that would not constitute a combination pursuant to subsection 3, any: (a) reclassification of securities, including, without limitation, any splitting of shares, share dividend, or other distribution of shares with respect to other shares, or any issuance of new shares in exchange for a proportionately greater number of old shares; (b) recapitalization of the resident domestic corporation; (c) merger or consolidation of the resident domestic corporation with any subsidiary of the resident domestic corporation; or (d) other transaction, whether or not with or into or otherwise involving the interested stockholder, under any agreement, arrangement or understanding, whether or not in writing, with the interested stockholder or any affiliate or associate of the interested stockholder, which has the immediate and proximate effect of increasing the proportionate share of the outstanding shares of any class or series of voting shares or securities convertible into voting shares of the resident domestic corporation or any subsidiary of the resident domestic corporation which is beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder, except as a result of immaterial changes because of adjustments of fractional shares.

(6) any receipt by the interested stockholder or any affiliate or associate of the interested stockholder of the benefit, directly or indirectly, except proportionately as a stockholder of the resident domestic corporation, of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantage provided by or through the resident domestic corporation.

A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its articles of incorporation. Such an amendment adopted by a corporation which is not a ‘resident domestic corporation’ (such as the Company) at the time of adoption of such amendment becomes effective immediately.

If this Proposal 8(d) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will provide that the Company opts out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.

Reasons for the Amendment

The Board’s believes that it is in the best interests of the Company and its stockholder to opt out of Sections 78.411 to 78.444 of the NRS, so that, in the event the Company may become a ‘resident domestic corporation’ in the future, it would not be subject to the potentially burdensome requirements of Sections 78.411 to 78.444 of the NRS.

* * * * *

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This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with opting out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427 (the “Interested Party Combination Amendment”) at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(e) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(e), you are expressly also authorizing our Board to delay, not proceed with, and abandon the Interested Party Combination Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the Interested Party Combination Amendment, the Company’s Articles of Incorporation will not opt out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427.

Required Vote

Approval of this Proposal 8(e) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(e).

For the reasons stated above, our Board believes that approval of this Proposal 8(e) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(e).

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PROPOSAL 8(f)

TO ADOPT AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

OPT OUT OF NRS 78.378 TO NRS 78.3793, THE NEVADA CONTROL SHARE ACT

Effective on September 25, 2024, our Board unanimously approved and recommended that our stockholders adopt and approve the Restated Articles in the form attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, which opts out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act. The specific amendments to our Articles of Incorporation necessary to make this change are included in the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and incorporated herein by reference.

The bracketed language in Article IX of the Restated Articles attached to this Proxy Statement as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, and in Article 13 of the Certificate of Amendment attached to this Proxy Statement as Appendix H, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, reflect the changes proposed by this Proposal 8(f).

Nevada Control Share Act

If Proposal 8(f) is approved, our Restated Articles would provide that the Company, opts out NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.

Nevada’s Control Share Act statutes, contains provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Absent such provision in our Articles of Incorporation or Bylaws, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our Articles of Incorporation or Bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one fifth or more, but less than one third, (2) one third or more, but less than a majority or, (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. We currently are subject to the provisions of NRS Sections 78.378 through 78.379, inclusive, except that because we have less than 200 stockholders of record (less than 100 of whom have addresses in Nevada) and do not do business in the State of Nevada directly or through an affiliated corporation, such provisions do not currently apply to us.

The effect of Nevada’s Control Share Act is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement. These provisions do not apply if the corporation opts-out of such provision in the Articles of Incorporation or Bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

If this Proposal 8(f) is approved, the Restated Articles (or the Certificate of Amendment, as applicable), will provide that the Company opts out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.

Reasons for the Amendments

The Board’s reasons for proposing to opt out of Nevada’s Control Share Act (the “Control Share Act Opt Out Amendment”), is for the reasons below.

Due to the stringent voting requirements of Nevada’s Control Share Act, to the extent the Control Share Act applies, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive stockholder approval from the disinterested stockholders and to provide payment of the fair market value of the disinterested stockholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the stockholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterested stockholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares. Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of stockholders or redemption of such acquiring person’s shares.

We do not currently meet the threshold required for application of the Nevada’s Control Share Act by virtue of having (i) less than 200 stockholders of record and (ii) less than 100 stockholders who have Nevada addresses appearing on the stock ledger of the Company. The approval of this provision will therefore have no effect on our current stockholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Nevada’s Control Share Act. The adoption of the amendment to make the Nevada’s Control Share Act not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining stockholder approval in the future. Stockholders should note that as a result of the amendment, the Board of Directors will be able to enter into certain transactions as described above that may otherwise require stockholder approval in order for full voting rights to be conferred to an acquirer under Nevada corporate law.

* * * * *

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This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, Restated Articles, and Certificate of Amendment. The Restated Articles and the Certificate of Amendment are attached hereto as Appendix H and Appendix G, respectively.

If our stockholders approve Proposal 7 and Proposals 8(a) through 8(j), we will be authorized to file the Restated Articles with the Nevada Secretary of State in the form attached hereto as Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Restated Articles will include all of the changes listed above as well as the changes contained in Proposals 8(a) through 8(f).

If Proposal 7 is approved, and any of Proposals 8(a) through 8(f) are not approved, we will be authorized to file the Restated Articles excluding those changes which are the subject of Proposals 8(a) through 8(f) that are not approved. Each variation of the Restated Articles, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix G, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, shall constitute a separate form of the Restated Articles being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Restated Articles (other than the Restated Articles that are filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Restated Articles.

If Proposal 7 is not approved, we will not file the Restated Articles, and instead will file the Certificate of Amendment to implement only those changes that were approved by stockholders in Proposals 8(a) through 8(f), in the form set forth as Appendix H hereto. Each variation of the Certificate of Amendment, depending on which of Proposals 8(a) through 8(f) are approved and as further noted on Appendix H, shall constitute a separate form of the Certificate of Amendment being adopted and approved by the Board and the stockholders in accordance with Sections  78.390 and 78.403 of the NRS, and each such form of the Certificate of Amendment (other than the Certificate of Amendment that is filed with the Nevada Secretary of State) shall be abandoned immediately prior to the filing of such Certificate of Amendment.

If none of Proposal 7 or Proposals 8(a) through 8(f) are approved, we will not file the Restated Articles or the Certificate of Amendment.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with opting out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act (the “Control Share Act Amendment”) at any time before the effectiveness of the filing of the Restated Articles (or Certificate of Amendment, as applicable) with the Nevada Secretary of State, even if this Proposal 8(f) is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of Proposal 8(f), you are expressly also authorizing our Board to delay, not proceed with, and abandon the Control Share Act Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders. If the Board elects to abandon the Control Share Act Amendment, the Company’s Articles of Incorporation will not opt out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.

Required Vote

Approval of this Proposal 8(f) requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on this proposal. As a result, abstentions and “broker non-votes,” if any, will have the effect of a vote “Against” Proposal 8(f).

For the reasons stated above, our Board believes that approval of this Proposal 8(f) is in our best interests and the best interests of our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8(f).

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PROPOSAL 9

THE ADJOURNMENT PROPOSAL

General

If the number of shares of common stock present in person or represented by proxy at the Special Meeting and voting in favor of the proposal to approve the 1st Ratification Proposal is insufficient to approve the 1st Ratification Proposal at the time of the Meeting, we intend to move to adjourn the Meeting or postpone the Meeting, if necessary or appropriate to a later time or date, from time to time, in order to enable the Company to solicit additional proxies in respect of the 1st Ratification Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn or postpone the Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the 1st Ratification Proposal, we could adjourn or postpone the Meeting and any adjourned or future session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Meeting, provided that a quorum exists at such Meeting. For purposes of the vote on the Adjournment Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Meeting will have no effect on the vote to approve the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2025 annual meeting of stockholders, it must be received by our Secretary, no later than the 120th day preceding the one-year anniversary on the date on which this Proxy Statement is released to the Company’s shareholders, or by no later than June 17, 2025, unless the date of the 2025 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2024 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2025 annual meeting of stockholders, to be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between August 7, 2025 and the close of business on September 6, 2025 for the 2025 annual meeting of stockholders. In the event that the 2025 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2024 annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 30 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such 2025 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3550 Barron Way, Suite 13a, Reno, Nevada 89511, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov and available by request to the Secretary at 3550 Barron Way, Suite 13a, Reno, Nevada 89511.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2025 annual meeting must notify our Secretary in writing not later than October 6, 2025 to comply with the other requirements of Rule 14a-19(b), or if the date of the 2024 annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made.

All submissions to, or requests from, the Secretary of the Company should be made to: GlobalTech Corporation, 3550 Barron Way, Suite 13a, Reno, Nevada 89511.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2025 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2025 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker, or direct your written request to GlobalTech Corporation, 3550 Barron Way, Suite 13a, Reno, Nevada 89511, Attention: Investor Relations, or by telephone at (775) 624-4817 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K/A (Amendment No. 1) (including our audited financial statements) filed with the SEC on June 28, 2024, may be obtained without charge by writing to GlobalTech Corporation, 3550 Barron Way, Suite 13a, Reno, Nevada 89511, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our 2023 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, GlobalTech Corporation, 3550 Barron Way, Suite 13a, Reno, Nevada 89511.

DOCUMENTS INCORPORATED BY REFERENCE

None.

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OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our company should be addressed to our company’s principal executive office:

GlobalTech Corporation

3550 Barron Way, Suite 13a

Reno, Nevada 89511

By Order of the Board of Directors,

/s/ James Gibbons
James Gibbons, Chairman

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FORM OF PROXY

(SEE ATTACHED)

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GLOBALTECH CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – December 5, 2024 AT 9:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of GlobalTech Corporation, a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around October 17, 2024, and hereby appoints Dana Green and Dean Christensen (the “Proxies”), and each of them, with full power to act without the other, with full power of substitution and re substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2024 annual Meeting of Stockholders of the Company, to be held on Thursday, December 5, 2024, at 9:00 a.m. local time at the Company’s corporate offices: 3550 Barron Way, Suite 13a, Reno, Nevada 89511, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464
INTERNET:	https://www.iproxydirect.com/GLTK
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF GLOBALTECH CORPORATION	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1, AND “FOR” PROPOSALS 2 THROUGH 9, INCLUDING PROPOSALS 8(a) THROUGH 8(f)

Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	Dana Green			☐
	Charles J. Bartolotta			☐	CONTROL ID:
	James A. Gibbons			☐	REQUEST ID:
	Mehmet Ulema			☐
	Mehdi Mohamed Jawad Abdullah Al Abduwani			☐
	David Julian Fox			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of SAEED KAMRAN & CO. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	Approval of the GlobalTech Corporation 2024 Equity Incentive Plan.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN

To approve, ratify and validate an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 (the “1st Ratification Proposal”).

		☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	To approve, ratify and validate an amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation”.	☐	☐	☐

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Proposal 6	FOR	AGAINST	ABSTAIN

To approve an amendment to the Company’s Articles of Incorporation, as amended (and restated) to approve a reverse stock split of the Company’s outstanding common stock. Stockholders are being asked to approve an amendment to our Articles of Incorporation, as amended (and restated), to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-ten inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025.

	☐	☐	☐

Proposal 7	FOR	AGAINST	ABSTAIN

Adoption and approval of Amended and Restated Articles of Incorporation (the “Restated Articles”), which Restated Articles would also include the below amendments to effect material changes set forth as separate Proposals 8(a) through 8(f) if and to the extent any such proposal(s) are approved by the stockholders.

	☐	☐	☐

Proposal 8(a)	FOR	AGAINST	ABSTAIN

Adoption and approval of an amendment to our Articles of Incorporation to authorize 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock.

	☐	☐	☐

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Proposal 8(b)		FOR	AGAINST	ABSTAIN

Adoption and approval of an amendment to our Articles of Incorporation to authorize the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes.

		☐	☐	☐

Proposal 8(c)		FOR	AGAINST	ABSTAIN
	Adoption and approval of an amendment to our Articles of Incorporation to limit of the liability of the directors and the officers to the fullest extent permitted by the NRS.	☐	☐	☐

Proposal 8(d)		FOR	AGAINST	ABSTAIN

Adoption and approval of an amendment to our Articles of Incorporation to clarify that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith.

		☐	☐	☐

Proposal 8(e)		FOR	AGAINST	ABSTAIN

Adoption and approval of an amendment to our Articles of Incorporation to opt out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427.

		☐	☐	☐

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Proposal 8(f)		FOR	AGAINST	ABSTAIN
	Adoption and approval of an amendment to our Articles of Incorporation to opt out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act.	☐	☐	☐

Proposal 9		FOR	AGAINST	ABSTAIN

Approval of the adjournment or postponement of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the 1st Ratification Proposal.

		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1, and “For” Proposals 2 through 8, including Proposals 8(a) through 8(f), and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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APPENDIX A

GLOBALTECH CORPORATION

2024 EQUITY INCENTIVE PLAN

Originally Adopted by the Board of Directors on: September 25, 2024

Approved and Ratified by the Stockholders on: [ ], 2024

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Effective Date. The Plan will come into existence on the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will initially not exceed 7.5 million (7,500,000) shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of nine years commencing on April 1, 2025 and ending on (and including) April 1, 2033, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 7.5 million (7,500,000) shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. In no event may more than 75 million (75,000,000) total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 75 million (75,000,000) shares.

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(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

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(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-Employee Director is serving as Non-Employee Chairperson of the Board, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section3 (d) shall apply commencing with the first calendar year that begins following the Effective Date. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

(e) Limitations on Awards. No Awards may be made under the Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

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4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b)(ii) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

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(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:

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(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

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Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because (i) the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

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5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate (including past services), or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

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(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. Without limiting the above, Other Awards may be equity-based or equity-related awards and may include, but not be limited to, fully vested stock awards, including grants of fully vested Common Stock, and may be granted in consideration for, without limitation the payment of cash bonuses or other incentives in the form of Common Stock based awards. Such Other Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer, Employee or Director, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Other Awards may entail the transfer of actual Common Stock, or payment in cash or otherwise of amounts based on the value of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section2 (b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board. With respect to each outstanding Award (“Replaced Awards”) that are assumed, continued or substituted (“Replacement Award”) assumed or continued by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) (or portion thereof) that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest based on performance, the Administrator will determine the extent to which the applicable performance vesting conditions have been achieved as of the consummation of the Corporate Transaction (or the end of the applicable performance period, if earlier) and the Replaced Award (or portion thereof), to the extent earned based on performance, will thereafter be eligible to vest solely based on Continued Service over the remaining term of the applicable service or performance period, as applicable. Each unvested Replaced Award that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest solely based on Continued Service will vest based on Continued Service over the service period.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(v) Non-Uniform Treatment. For the avoidance of doubt, the Plan Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Corporate Transaction.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

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(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

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(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt or amend such procedures and sub-plans as are necessary or appropriate to accommodate the specific requirements of local laws, procedures and practices, permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local, and/or non-U.S. tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, or by the Board, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

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(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement.

(b) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(c) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(d) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(e) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

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(f) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(g) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(h) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(i) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

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(j) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(k) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(l) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(m) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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(n) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(o) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(p) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Nevada.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

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11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

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(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

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(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

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(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

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12. SEVERABILITY.

(a) If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. TERMINATION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.

(b) Amendment. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law.

(c) Effect on Prior Awards. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 6(c), is in the best interests of the Company or its stockholders.

(d) No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

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(c) “Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(d) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(e) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(f) “Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

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(i) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means GlobalTech Corporation, a Nevada corporation, and any successor thereto.

(n) “Compensation Committee” means the Compensation Committee of the Board.

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(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

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(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means the date the Plan is first approved and adopted by the stockholders of the Company.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

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(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

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(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.

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(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(hh) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(jj) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(kk) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ll) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

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(mm) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(nn) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(oo) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(pp) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

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(tt) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; net promoter score; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products or services; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(uu) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

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(vv) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ww) “Plan” means this GlobalTech Corporation 2024 Equity Incentive Plan, as amended from time to time.

(xx) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(yy) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(zz) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section5(a).

GlobalTech Corporation 2024 Equity Incentive Plan

A-34

(ccc) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee) “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ggg) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh) “Securities Act” means the Securities Act of 1933, as amended.

(iii) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section2(a).

(jjj) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(kkk) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

GlobalTech Corporation 2024 Equity Incentive Plan

A-35

(lll) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ooo) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(ppp) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

GlobalTech Corporation 2024 Equity Incentive Plan

A-36

APPENDIX B

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: GlobalTech Corporation Entity or Nevada Business Identification Number (NVID): E0575192017-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

B-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 08/27/2020 Time: 10:00 AM (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See below (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Title: ______ Signature of Officer or Authorized Signer X ______________________ Title: ______ Signature of Officer or Authorized Signer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Articles 3 is amended to increase in the authorized shares of common stock to 500,000,000 shares of common stock, par value $0.0001 per share.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

B-2

APPENDIX C

GLOBALTECH CORPORATION

CERTIFICATE OF VALIDATION

(PURSUANT TO NRS 78.0296)

[ ], 2024

This Certificate of Validation (this “Certificate”) is filed on behalf of GlobalTech Corporation, a Nevada corporation (the “Corporation”), pursuant to Section 78.0296 of the Nevada Revised Statutes (“NRS”), which provides that, if a corporate act ratified or validated pursuant to NRS Section 78.0296 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the corporation shall make, amend or correct each such filing in accordance with NRS Chapter 78, and that any such filing, amendment or correction must be accompanied by a certificate of validation indicating that the filing, amendment or correction is being made in connection with a ratification or validation of a corporate act in accordance with NRS 78.0296 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

I, Dana Green, Chief Executive Officer, hereby certify on behalf of the Corporation as follows:

1. This Certificate accompanies, and has been appended to, that certain Certificate of Amendment (the “Articles Amendment”), which is being concurrently filed on the date hereof with the Nevada Secretary of State in accordance with NRS Chapter 78 to ratify and validate the Articles of Amendment filed August 27, 2020

2. The Articles Amendment, or, if necessary, any required Certificate of Correction, is a filing, amendment or correction being made in connection with a ratification or validation of a corporate act in accordance with NRS Section 78.0296. Such ratification or validation was adopted and approved by unanimous written consent of the Corporation’s board of directors on September 25, 2024, and by the affirmative vote of the requisite majority of the Corporation’s stockholders entitled to vote thereon (including after giving effect to the provisions of NRS Section 78.0296(2)) at an Annual Meeting of Corporation’s stockholders held on December 5, 2024.

3. The effective date and time of the Articles Amendment and/or Certificate of Correction is August 27, 2020, at 10:00 a.m., local time.

[SIGNATURE PAGE FOLLOWS]

C-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Corporation as of the date set forth above.

GLOBALTECH CORPORATION,
a Nevada corporation

By:
Dana Green
Chief Executive Officer

The undersigned hereby certifies that the person named above is the duly elected, qualified and acting Chief Executive Officer, and that the signature appearing above is his true and genuine signature.

Dean Christensen
Secretary

C-2

APPENDIX D

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Elko Broadband Inc.

Entity or Nevada Business Identification Number (NVID): E0575192017-8

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

D-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 03/23/2022 Time: 10:00 AM (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See below (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer ____________ Title X ____________________ Signature of Officer or Authorized Signer ____________ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The Corporation's name in Article 1 is amended to "GlobalTech Corporation".

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

D-2

APPENDIX E

GLOBALTECH CORPORATION

CERTIFICATE OF VALIDATION

(PURSUANT TO NRS 78.0296)

[ ], 2024

This Certificate of Validation (this “Certificate”) is filed on behalf of GlobalTech Corporation, a Nevada corporation (the “Corporation”), pursuant to Section 78.0296 of the Nevada Revised Statutes (“NRS”), which provides that, if a corporate act ratified or validated pursuant to NRS Section 78.0296 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the corporation shall make, amend or correct each such filing in accordance with NRS Chapter 78, and that any such filing, amendment or correction must be accompanied by a certificate of validation indicating that the filing, amendment or correction is being made in connection with a ratification or validation of a corporate act in accordance with NRS 78.0296 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

I, Dana Green, Chief Executive Officer, hereby certify on behalf of the Corporation as follows:

1. This Certificate accompanies, and has been appended to, that certain Certificate of Amendment (the “Articles Amendment”), which is being concurrently filed on the date hereof with the Nevada Secretary of State in accordance with NRS Chapter 78 to ratify and validate the Articles of Amendment filed March 23, 2022.

2. The Articles Amendment, or, if necessary, any required Certificate of Correction, is a filing, amendment or correction being made in connection with a ratification or validation of a corporate act in accordance with NRS Section 78.0296. Such ratification or validation was adopted and approved by unanimous written consent of the Corporation’s board of directors on September 25, 2024, and by the affirmative vote of the requisite majority of the Corporation’s stockholders entitled to vote thereon (including after giving effect to the provisions of NRS Section 78.0296(2)) at an Annual Meeting of Corporation’s stockholders held on December 5, 2024.

3. The effective date and time of the Articles Amendment and/or Certificate of Correction is March 23, 2022, at 10:00 a.m., local time.

[SIGNATURE PAGE FOLLOWS]

E-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Corporation as of the date set forth above.

GLOBALTECH CORPORATION,
a Nevada corporation

By:
Dana Green
Chief Executive Officer

The undersigned hereby certifies that the person named above is the duly elected, qualified and acting Chief Executive Officer, and that the signature appearing above is his true and genuine signature.

Dean Christensen
Secretary

E-2

 APPENDIX F

F-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See attached Exhibit A (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer; Title X ______________________ Signature of Officer or Authorized Signer; Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

F-2

Article IV1 is amended by adding a new Section [4.06]2 thereof which shall read as follows:

Section 4.06 Reverse Stock Split of Outstanding Common Stock.

Effective as of the effective date set forth under “Effective date and time” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [2 to 10, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock [(but not any shares of Preferred Stock)]3, issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [2 to 10, depending on the final ratio approved by the Board of Directors]

________________________

1

Assumes that Proposal 7 and Proposal 8(a) will be approved at the Annual Meeting. If Proposal 7 and/or Proposal 8(a) are not approved, Article IV or the Restated Articles or Article 3 of the current Articles of Incorporation (as applicable) will be amended instead.

2

Assumes that Proposal 7 and Proposal 8(a) will be approved at the Annual Meeting. If Proposal 7 and/or Proposal 8(a) are not approved, Article 3 of the current Articles of Incorporation will be amended instead, by adding a new Section thereof.

3	Will only be included if Proposal 8(a) is approved at the Annual Meeting.

F-3

 APPENDIX G

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: GlobalTech Corporation Entity or Nevada Business Identification Number (NVID): E0575192017-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☒ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

G-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☒ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☒ Articles have been added.
- ☒ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

See Exhibit A attached

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________ Title: ______
Signature of Officer or Authorized Signer

X ______________________ Title: ______
Signature of Officer or Authorized Signer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

G-2

CERTIFICATE OF

FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

GLOBALTECH CORPORATION

Pursuant to the provisions of Nevada Revised Statutes (“NRS”) 78.390 and 78.403, the undersigned officer of GlobalTech Corporation, a Nevada corporation (the “Corporation”), does hereby certify as follows:

A. The board of directors of the Corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the Corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the Corporation.

B. The amendment and restatement of the articles of incorporation as set forth below has been approved the holders of a majority of the voting power of the stockholders of the Corporation, which is sufficient for approval thereof.

This certificate sets forth the text of the articles of incorporation of the Corporation as amended and restated in their entirety to this date as follows:

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

G-3

FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

GLOBALTECH CORPORATION

ARTICLE I.
NAME

The name of the Corporation is GlobalTech Corporation (the “Corporation”).

ARTICLE II.
REGISTERED AGENT

The Corporation’s Registered Agent is Brenda Bush, 3550 Barron Way Suite 13a, Reno, Nevada 89511.

ARTICLE III.
PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV.
CAPITAL STOCK

Section 4.01    Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is five hundred fifty million thousand (550,000,000) shares, consisting of [two] classes to be designated[, respectively,] “Common Stock” [and “Preferred Stock,”] with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is five hundred million (500,000,000) shares. [The total number of shares of Preferred Stock that the Corporation shall have authority to issue is fifty million (50,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 4.03 of this Article IV.]1

___________________

1These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(a) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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Section 4.02    Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to the Corporation’s Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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[Section 4.03   Preferred Stock.

(a) Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS.

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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(c) Amendment to Designations of Preferred Stock. The holders of Common Stock and unless otherwise required pursuant to any Preferred Stock Designation providing for the rights of such designated Preferred Stock, the holders of each other class of Preferred Stock of the Corporation (including, but not limited to those classes of stock which before amendment, is senior to the class or series being amended as to the payment of distributions upon dissolution of the corporation, regardless of any limitations or restrictions on the voting power of that class or series), shall not be entitled to vote on any amendment to these Articles of Incorporation or to a Preferred Stock Designation that affects only the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on such amendment as a separate class pursuant to these Articles of Incorporation or the applicable Preferred Stock Designation or pursuant to the NRS.]2

Section 4.04    Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

[Section 4.05   Share Dividends. Subject to the limitation set forth in these Articles and the Bylaws of the Corporation, as amended from time to time, shares of one class or series of stock may be issued as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.]3

__________________________

2 These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(a) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

3These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(b) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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ARTICLE V.
DIRECTORS AND OFFICERS

Section 5.01    Number of Directors. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. Except as provided in any designation of Preferred Stock, in the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

[Section 5.02   Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.]4

[Section 5.03   Indemnification. The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

 ________________________

4These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(c) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

G-8

Section 5.04    Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another Corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.]5

Section 5.05    Working Capital. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

Section 5.06    Repeal And Conflicts. Any repeal or modification of Section 5.03, Section 5.04 or Section 5.05 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Section 5.03, Section 5.04 or Section 5.05 above and any other Article of the Articles, the terms and provisions of Section 5.03, Section 5.04 and Section 5.05 above shall control.

Section 5.07    Advance Notice of Director Nominations. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws

 _______________________

5These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(d) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

G-9

ARTICLE VI.
VOTING ON CERTAIN TRANSACTIONS

Section 6.01    Amendment of Articles. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VII.
SEVERABILITY

If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any sentence of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

[ARTICLE VIII.
COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation,” as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statutes.]6

_________________

6These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(e) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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[ARTICLE IX.
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS.]7

ARTICLE X.
BYLAWS

The Board of Directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws.

* * * *

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate of First Amended and Restated Articles of Incorporation of GlobalTech Corporation as of___________________, 2024.

___________________

Name: ___________________

Title:    ___________________

________________________

7These bracketed provisions will be included in the First Amended and Restated Articles of Incorporation if Proposal 7 and Proposal 8(f) are approved by the stockholders of the Company (it being understood that these bracketed provisions, together with the remaining provisions of this First Amended and Restated Articles of Incorporation not appearing in brackets and such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the First Amended and Restated Certificate of Incorporation being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the First Amended and Restated Articles of Incorporation (other than the First Amended and Restated Certificate of Incorporation that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of such First Amended and Restated Certificate of Incorporation).

First Amended and Restated Articles of Incorporation

of GlobalTech Corporation

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APPENDIX H

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FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See Exhibit A attached (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

H-2

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION OF

GLOBALTECH CORPORATION

GlobalTech Corporation (the “Company”), a corporation organized and existing under and by virtue of the Nevada Revised Statutes, does hereby certify as follows:

FIRST:    That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

[Article 3 of the Current Articles, be and hereby is amended by replacing Article 3 in its entirety with the following:

ARTICLE 3

Section 3.01 Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is five hundred fifty million thousand (550,000,000) shares, consisting of two classes to be designated[, respectively,] “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is five hundred million (500,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is fifty million (50,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 4.03 of this Article 3.

Section 3.02 Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to the Corporation’s Articles (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

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(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.03 Preferred Stock.

(a) Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS.

H-4

(c) Amendment to Designations of Preferred Stock. The holders of Common Stock and unless otherwise required pursuant to any Preferred Stock Designation providing for the rights of such designated Preferred Stock, the holders of each other class of Preferred Stock of the Corporation (including, but not limited to those classes of stock which before amendment, is senior to the class or series being amended as to the payment of distributions upon dissolution of the corporation, regardless of any limitations or restrictions on the voting power of that class or series), shall not be entitled to vote on any amendment to these Articles of Incorporation or to a Preferred Stock Designation that affects only the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on such amendment as a separate class pursuant to these Articles of Incorporation or the applicable Preferred Stock Designation or pursuant to the NRS.]1

SECOND: That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

[A new Article 9 is added to the Current Articles as following:

ARTICLE 9

Section 9.01 Share Dividends. Subject to the limitation set forth in these Articles and the Bylaws of the Corporation, as amended from time to time, shares of one class or series of stock may be issued as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the NRS.]2

THIRD: That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

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1These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(a) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

2These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(b) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

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 [A new Article 10 is added to the Current Articles as following:

ARTICLE 10

Section 10.01 Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.]3

FOURTH: That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

[A new Article 11 is added to the Current Articles as following:

ARTICLE 11

Section 11.01    Indemnification. The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

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3 These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(c) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

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Section 11.02 Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another Corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.]4

FIFTH: That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

[A new Article 12 is added to the Current Articles as following:

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4 These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(d) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

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ARTICLE 12

At such time, if any, as the Corporation becomes a “resident domestic corporation,” as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statutes.]5

SIXTH: That the Articles of Incorporation of the Company (the “Current Articles”) are hereby amended as follows:

[A new Article 13 is added to the Current Articles as following:

ARTICLE 13

The Corporation elects not to be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS.]6

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5 These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(e) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

6 These bracketed provisions will be included in the Articles of Amendment if Proposal 7 is not approved and Proposal 8(f) is approved by the stockholders of the Company (it being understood that (i) these bracketed provisions, together with such other bracketed provisions as may be approved and adopted by the stockholders of the Company pursuant to separate proposals being submitted to the stockholders for approval thereby, constitute separate forms of the Articles of Amendment being approved and adopted by the Board of Directors and stockholders in accordance with Sections 78.390 and 78.403 of the NRS, with each such form of the Articles of Amendment (other than the Articles of Amendment, if any, that is filed with the Secretary of State of the State of Nevada following the adjournment of this Annual Meeting) to be abandoned immediately prior to the filing of the Articles of Amendment and (ii) that all forms of this Articles of Amendment will be abandoned if Proposal 7 is approved and the First Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada).

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